                                                                  EXHIBIT 10(j)


                                         INDENTURE

                                          $8,000,000

                               13% SENIOR SUBORDINATED NOTES

                                          DUE 2001

                                    AS OF OCTOBER 17, 1994

                                 MONTEREY MANAGEMENT, INC.

                                            AND

                                MONTEREY HOMES CORPORATION

                                TABLE OF CONTENTS

                                                                          Page

ARTICLE I

Definitions and Other Provisions
of General Application ..............................................       1
        Section 1.1.  Definitions ...................................       1
        Section 1.2.  Compliance Certificate and Opinions ...........      14
        Section 1.3.  Form of Documents Delivered to Trustee ........      14
        Section 1.4.  Acts of Holders ...............................      15
        Section 1.5.  Notices, etc. to Trustee and Company ..........      15
        Section 1.6.  Notices to Holders; Waiver ....................      16
        Section 1.7.  Conflict with Trust Indenture Act .............      16
        Section 1.8.  Effect of Headings and Tables of Contents .....      16
        Section 1.9.  Successors and Assigns ........................      16
        Section 1.10. Separability Clause ...........................      16
        Section 1.11. Benefits of Indenture .........................      16
        Section 1.12. Governing Law .................................      17

ARTICLE 2

Note Form ...........................................................      17
        Section 2.1.  Form Generally ................................      17
        Section 2.2.  Form of Face of Note ..........................      17
        Section 2.3.  Authentication ................................      18
        Section 2.4.  Form of Reverse of Note .......................      18
        Section 2.5.  Form of Trustee's Certificate of Authentication      22

ARTICLE 3

The Notes ...........................................................      22
        Section 3.1.  Title and Terms ...............................      22
        Section 3.2.  Denominations .................................      23
        Section 3.3.  Execution, Authentication and Delivery ........      23
        Section 3.4.  Temporary Notes ...............................      24
        Section 3.5.  Registration, Transfer and Exchange ...........      24
        Section 3.6.  Mutilated, Destroyed, Lost or Stolen Notes ....      25
        Section 3.7.  Persons Deemed Owners .........................      26
        Section 3.8.  Cancellation ..................................      26
        Section 3.9.  Authentication and Delivery of Notes ..........      26
        Section 3.10. Paying Agent to Hold Money in Trust ...........      26
        Section 3.11. Payment of Interest; Interest Rights Preserved       27

ARTICLE 4

Discharge Of Indenture ...............................................................      28
        Section 4.1.  Termination of Company's Obligations ...........................      28
        Section 4.2.  Application of Trust Money .....................................      29
        Section 4.3.  Repayment to Company ...........................................      29
        Section 4.4.  Reinstatement ..................................................      30
        Section 4.5.  Survival of Certain Obligations ................................      30

ARTICLE 5

Remedies .............................................................................      30
        Section 5.1.  Events of Default ..............................................      30
        Section 5.2.  Interest Rate Upon Default .....................................      32
        Section 5.3.  Acceleration of Maturity; Rescission and Annulment .............      32
        Section 5.4.  Collection of Indebtedness and Suits for Enforcement by Trustee       32
        Section 5.5.  Trustee May File Proofs of Claim ...............................      33
        Section 5.6.  Trustee May Enforce Claims Without Possession of Notes .........      34
        Section 5.7.  Application of Money Collected .................................      34
        Section 5.8.  Limitation on Suits ............................................      34
        Section 5.9.  Unconditional Right of Holders to Receive Principal, Premium and
                      Interest .......................................................      35
        Section 5.10. Restoration of Rights and Remedies .............................      35
        Section 5.11. Rights and Remedies Cumulative .................................      35
        Section 5.12. Delay or Omission Not Waiver ...................................      35
        Section 5.13. Control by Holders .............................................      36
        Section 5.14. Waiver of Past Defaults ........................................      36
        Section 5.15. Undertaking for Costs ..........................................      36
        Section 5.16. Waiver of Stay or Extension Laws ...............................      36

ARTICLE 6

The Trustee ..........................................................................      37
        Section 6.1.  Duties of Trustee ..............................................      37
        Section 6.2.  Rights of Trustee ..............................................      38
        Section 6.3.  Individual Rights of Trustee ...................................      38
        Section 6.4.  Trustee's Disclaimer ...........................................      39
        Section 6.5.  Notice of Defaults .............................................      39
        Section 6.6.  Compensation and Indemnity .....................................      39
        Section 6.7.  Replacement of Trustee .........................................      40
        Section 6.8.  Successor Trustee by Merger, etc ...............................      40
        Section 6.9.  Eligibility; Disqualification ..................................      41
        Section 6.10. Preferential Collection of Claims Against Company ..............      41

ARTICLE 7

Holders' Lists and Reports by Trustee and Company .............................       41
       Section 7.1.  Company to Furnish Trustee Names and Addresses of Holders        41
       Section 7.2.  Preservation of Information: Communications to Holders ...       41
       Section 7.3.  Reports by Trustee .......................................       42
       Section 7.4.  Reports by Company .......................................       43

ARTICLE 8

Consolidation, Merger, Conveyance or Transfer .................................       43
       Section 8.1.  Company and Guarantor May Consolidate, etc., Only on
                     Certain
                     Terms ....................................................       43
       Section 8.2.  Successor Corporation Substituted ........................       44
       Section 8.3.  Notes to be Secured in Certain Events ....................       44

ARTICLE 9

Supplemental Indentures .......................................................       45
       Section 9.1.   Supplemental Indentures Without Consent of Holders ......       45
       Section 9.2.   Supplemental Indentures with Consent of Holders .........       45
       Section 9.3.   Execution of Supplemental Indentures ....................       46
       Section 9.4.   Effect of Supplemental Indentures .......................       46
       Section 9.5.   Conformity with Trust Indenture Act .....................       46
       Section 9.6.   Reference in Notes to Supplemental Indentures ...........       46

ARTICLE 10

Covenants .....................................................................       47
       Section 10.1.  Payment of Notes ........................................       47
       Section 10.2.  Commission Reports ......................................       47
       Section 10.3.  Compliance Certificates .................................       48
       Section 10.4.  Maintenance of Office or Agency .........................       49
       Section 10.5.  Corporate Existence .....................................       49
       Section 10.6.  Waiver of Stay, Extension or Usury Laws .................       49
       Section 10.7.  Payment of Taxes and Other Claims .......................       49
       Section 10.8.  Maintenance of Properties and Insurance; Line of Business       50
       Section 10.9.  Limitation on Incurrence of Additional Indebtedness .....       50
       Section 10.10. Limitation on Restricted Payments .......................       51
       Section 10.11. Limitation on Sale of Assets ............................       53
       Section 10.12. Limitation on Liens Securing Indebtedness ...............       54
       Section 10.13. Limitation on Payment Restrictions Affecting Subsidiaries       54
       Section 10.14. Limitation on Transactions with Affiliates ..............       55
       Section 10.15. Limitation on Future Senior Subordinated Indebtedness ...       56
       Section 10.16. Change of Control .......................................       56
       Section 10.18. Election of Outside Directors ...........................       59

ARTICLE 11

Subordination of Notes ................................................................       59
        Section 11.1.  Notes Subordinated to Senior Indebtedness ......................       59
        Section 11.2.  No Payment an Notes in Certain Circumstances ...................       60
        Section 11.3.  Notes Subordinated to Prior Payment of All Senior Indebtedness on
                       Dissolution, Liquidation or Reorganization of the Company ......       61
        Section 11.4.  Holders to Be Subrogated to Rights of Holders of Senior
                       Indebtedness ...................................................       62
        Section 11.5.  Obligations of the Company Unconditional .......................       62
        Section 11.6.  Trustee Entitled to Assume Payments Not Prohibited in Absence of
                       Notice .........................................................       63
        Section 11.7.  Application by Trustee of Assets Deposited With It .............       63
        Section 11.8.  Subordination Rights Not Impaired by Acts or Omissions of the
                       Company or Holders of Senior Indebtedness ......................       63
        Section 11.9.  Holders Authorize Trustee to Effectuate Subordination of Notes .       63
        Section 11.10. Right of Trustee to Hold Senior Indebtedness ...................       64
        Section 11.11. Article 11 Not to Prevent Events of Default ....................       64
        Section 11.12. Payment ........................................................       64

ARTICLE 12

Redemption of Notes ...................................................................       64
        Section 12.1. Right of Redemption and Redemption Prices .......................       64
        Section 12.2. Notice of Redemption; Partial Redemption ........................       65
        Section 12.3. Payment of Notes called for Redemption ..........................       66
        Section 12.4. Redemption Moneys to be Deposited with Trustee or Paying
                      Agents .......................................................f...       66

ARTICLE 13

Guarantee .............................................................................       66
        Section 13.1. Unconditional Guarantee .........................................       66
        Section 13.2. Guarantor May Consolidate, etc., on Certain Terms ...............       67
        Section 13.3. Release of the Guarantor or a Subsidiary Guarantor ..............       68
        Section 13.4. Limitation Guarantor's Liability ................................       69
        Section 13.5. Contribution ....................................................       69
        Section 13.6. Execution and Delivery ..........................................       69
        Section 13.7. Severability ....................................................       69

ARTICLE 14

Subordination of Guarantee ............................................................       70
        Section 14.1. Guarantee Subordinated to Senior Indebtedness ....................      70
        Section 14.2. No Payment on Guarantee in Certain Circumstances .................      70
        Section 14.3. Guarantee Subordinated to Prior Payment of all Senior Indebtedness
                      on Dissolution, Liquidation or Reorganization of a Guarantor .....      71
        Section 14.4. Holders to be Subrogated to Rights of Holders of Senior
                      Indebtedness ....................................................       72


        Section 14.5.  Guarantee Unconditional .....................................    72
        Section 14.6.  Trustee Entitled to Assume Payments Not Prohibited in Absence
                       of Notice ...................................................    72
        Section 14.7.  Application by Trustee of Assets Deposited With It ..........    73
        Section 14.8.  Subordination Rights Not Impaired by Acts or Omissions of
                       Guarantors or Holders of Senior Indebtedness ................    73
        Section 14.9.  Holders Authorize Trustee to Effectuate Subordination of
                       Notes .......................................................    73
        Section 14.10. Right of Trustee to Hold Senior Indebtedness ................    74
        Section 14.11. Payment .....................................................    74
        Section 14.12. Article 14 Not to Prevent Events of Default .................    74


                            MONTEREY MANAGEMENT, INC.
                        Reconciliation between Indenture
         dated as of _____________, 1994 and Trust Indenture Act of 1939

Trust Indenture  Act Section                                             Indenture Section

Section 310 (a)(1) ...................................................            6.9
            (a)(2) ...................................................            6.9
            (a)(3) ...................................................         Not Applicable
            (a)(4) ...................................................         Not Applicable
            (a)(5) ...................................................            6.7
            (b) ......................................................         6.7, 6.9
            (c) ......................................................         Not Applicable
Section 311 (a) ......................................................            6.10
            (b) ......................................................            6.10
            (c) ......................................................         Not Applicable
Section 312 (a) ......................................................         7.1, 7.2(a)
            (b) ......................................................            7.2(b)
            (c) ......................................................            7.2(c)
Section 313 (a) ......................................................            7.3
            (b)(1) ...................................................         Not Applicable
            (b)(2) ...................................................            7.3
            (c) ......................................................            7.3
            (d) ......................................................            7.3
Section 314 (a) ......................................................         7.4, 10.2,10.3
            (b) ......................................................         Not Applicable
            (c)(1) ...................................................            1.2
            (c)(2) ...................................................            1.2
            (c)(3) ...................................................         Not Applicable
            (d) ......................................................         Not Applicable
            (e) ......................................................            1.2
            (f) ......................................................         Not Applicable
Section 315 (a) ......................................................         6.1(b)
            (b) ......................................................            6.5
            (c) ......................................................         6.1(a)
            (d)(1) ...................................................         6.1(c)
            (d)(2) ...................................................            6.1(c)(2)
            (d)(3) ...................................................            6.1(c)(3)
            (e) ......................................................            5.15
Section 316 (a) ......................................................            1.1
            (a)(1)(A) ................................................         5.3, 5.13
            (a)(1)(B) ................................................            5.14
            (a)(2) ...................................................         Not Applicable
            (b) ......................................................            5.4
            (c) ......................................................         Not Applicable
Section 317 (a)(1) ...................................................            5.4
            (a)(2) ...................................................            5.5
            (b) ......................................................            3.10
Section 318 (a) ......................................................            1.7
            (c) ......................................................            1.7

NOTE: This reconciliation shall not, for any purpose, be deemed to be a part of the Indenture.

                                    INDENTURE

         INDENTURE dated as of October 17, 1994, among MONTEREY MANAGEMENT, INC., an Arizona corporation (hereinafter the "Company"), having its principal office at 6263 North Scottsdale Road, Suite 220, Scottsdale, Arizona 85250, and MONTEREY HOMES CORPORATION, an Arizona corporation (hereinafter, the "Guarantor"), having its principal office at 6263 North Scottsdale Road, Suite 220, Scottsdale, Arizona 85250 and BANK ONE, ARIZONA, NA, having its principal office at Corporate Trust Department A 804, 241 North Central Avenue, 25th Floor, Phoenix, Arizona 85004, as Trustee (hereinafter, the "Trustee").

                            RECITALS OF THE COMPANY:

         The Company is offering an issue of 80 Units, each unit consisting of $100,000 Principal Amount of 13.0% Senior Subordinated Notes Due 2001 (hereinafter, the "Notes") and 5,000 Common Stock Purchase Warrants, for an aggregate offering of $8,000,000. In connection therewith, the Company has duly authorized the creation of the Notes of substantially the tenor and amount hereinafter set forth, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. The Common Stock Purchase Warrants shall be governed by a Warrant Agreement entered into between the Company and the transfer agent.

         All things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         The Notes created by this Indenture are to consist of Notes in fully registered form only, in a total principal amount of $8,000,000.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 1.1. DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

         (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of (i) the amount by which the fair market value of the property of the Guarantor under consideration exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of the Guarantor at such date and
(ii) the amount by which the present fair saleable value of the assets of the Guarantor at such date exceeds the amount that will be required to pay the probable liability of the Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of the Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee of the Guarantor, as they become absolute and matured.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that the beneficial ownership of ten percent (10%) of the Voting Stock of a Person shall be deemed to be control.

         "Asset Sale" means any sale, lease, transfer, exchange or other disposition (or series of related sales, leases, transfers, exchanges or dispositions) of shares of Capital Stock of a Subsidiary (other than directors' qualifying shares), or of property or assets or any interests therein (each referred to for purposes of this definition as a "disposition") by the Company or the Guarantor or any of their Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction (other than (i) by the Company or the Guarantor to a Wholly Owned Subsidiary or by a Subsidiary to the Company or the Guarantor or a Wholly Owned Subsidiary, (ii) a sale of land, improved properties, services, inventories and assets in the ordinary course of business of the Company's and the Guarantor's operations reasonably consistent with past practices, and (iii) the disposition of all or substantially all of the assets of the Company or the Guarantor in compliance with the covenant captioned "Limitation on Sale of Assets"); provided, however, that any internal reorganization of the Company and the Guarantor, and their respective Subsidiaries into a single corporation or entity will not constitute an Asset Sale.

         "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the product of (x) the number of years from such date to the date of each successive scheduled principal payment of such Indebtedness multiplied by (y) the amount of such principal payment by (ii) the sum of all such principal payments.

         "Bank Credit Facility" means a revolving credit and/or letter of credit facility, the proceeds of which are used for working capital and other general corporate purposes entered into by one or more of the Company and/or its Subsidiaries and certain financial institutions, as amended, extended or refinanced from time to time.

         "Board of Directors" means, with respect to any Person, either the board of directors of such Person or any duly authorized committee of such board, as the context indicates.


         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday for banking institutions in Phoenix, Arizona.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock or partnership interests and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock, preferred stock or capital stock equivalents of such Person.

         "Capitalized Lease Obligations" of any Person, means the obligations of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Change of Control" means any event or series of events by which (i) Messrs. William W. Cleverly and Steven J. Hilton would own an aggregate of less than 50% of the total voting power of the Voting Stock of the Company if such event or series of events occurs prior to or in connection with the Company completing an initial public offering, if any, or if such event or series of events occurs thereafter if a Person or Group beneficially owns, directly or indirectly, more of the voting power of the Voting Stock of the Company than Messrs. Cleverly and Hilton; (ii) the Company or the Guarantor consolidates with or merges or amalgamates with or into another Person or conveys, transfers, or leases all or substantially all of its assets to any Person, or any Person consolidates with, or merges or amalgamates with or into the Company or the Guarantor, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation which is not Disqualified Stock and (B) the holders of the Voting Stock of the Company or the Guarantor, as the case may be, immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction; or (iii) the shareholders of the Company or the Guarantor approve any plan of liquidation or dissolution of the Company or the Guarantor; provided, however, that any internal reorganization of the Company and the Guarantor into a single corporation will not constitute a Change of Control.

         "Closing Price" when used with reference to the Common Stock, means the last sale price, determined in the regular way, of the Common Stock on the day in question or, if no sale price is quoted on that day, the closing bid price of the Common Stock on that day, in each case as reported by NASDAQ or any national securities exchange. In the event the Common Stock is not listed on a national securities exchange or on NASDAQ, the Closing Price shall be the last or closing bid price quoted on the principal mechanism then used to report transactions in the Common Stock.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, as created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Stock" means the Company's Common Stock, $.01 par value, and shares of any class or classes resulting from any reclassification or reclassifications thereof which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, and which are not subject to redemption by the Company, and also shall include stock of the Company of any other class, whether now or hereafter authorized which generally ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with such Common Stock or other class of stock into which such Common Stock may have been changed; provided, however, that warrants or other rights to purchase Common Stock will not be deemed to be Common Stock.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a corporation shall have become a successor corporation pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, President or a Vice President, and, by the Chief Financial Officer, Treasurer, an Assistant Treasurer, Secretary, or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Coverage Ratio" means, for any Reference Period, the ratio on a pro forma basis, according to GAAP, of (i) Consolidated EBITDA for the Reference Period to (ii) Consolidated Interest Expense for such Reference Period; provided, that, in calculating Consolidated EBITDA and Consolidated Interest Expense (A) the incurrence of any Indebtedness (including the issuance of the Notes) or issuance of any Disqualified Stock during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio (the "Transaction Date") shall be assumed to have occurred on the first day of such Reference Period, (B) the Consolidated Interest Expense attributable to interest on any Indebtedness or dividends on any Disqualified Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the rate in effect on the Transaction Date were the average rate in effect during the entire Reference Period, and (C) in determining the amount of Indebtedness pursuant to the covenant captioned "Limitation of Incurrence of Additional Indebtedness," the incurrence of Indebtedness or issuance of Disqualified Capital Stock giving rise to the need to calculate the Consolidated Coverage Ratio and, to the extent the net proceeds from the incurrence or issuance thereof are used to retire Indebtedness, the application of the proceeds therefrom shall be assumed to have occurred on the first day of the Reference Period.

         "Consolidated EBITDA" means the Consolidated Net Income of the Company and the Guarantor and their Subsidiaries for the Reference Period, increased, without duplication (to the extent deducted in determining Consolidated Net Income), by the sum of: (i) all income taxes of the Company and the Guarantor and their Subsidiaries paid or accrued for such period (other than income taxes attributable to extraordinary gains or losses), (ii) all interest expense of the Company and the Guarantor and their Subsidiaries paid or accrued for such period (including amortization of original issue discount), (iii) depreciation and depletion of the Company and the Guarantor and their Subsidiaries, (iv) amortization of the Company and the Guarantor and their Subsidiaries, including, without limitation, amortization of capitalized debt issuance costs and (v) any other non-cash charges to the extent deducted from Consolidated Net Income, in each of the foregoing cases in accordance with GAAP.

         "Consolidated Interest Expense" means, with respect to the Company and the Guarantor and their Subsidiaries, for the Reference Period, the aggregate amount (without duplication) of (i) interest expensed in accordance with GAAP (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations) during such period in respect of all Indebtedness of the Company and the Guarantor and their Subsidiaries, including (A) amortization of original issue discount on any Indebtedness, (B) the interest portion of all deferred payment obligations, calculated in accordance with GAAP, and (C) all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financing and currency and interest rate swap arrangements, in each case to the extent attributable to such period), (ii) capitalized interest to the extent not included in (i) above, and (iii) dividend requirements of the Company and the Guarantor and their Subsidiaries with respect to Disqualified Stock, whether in cash or otherwise (except dividends paid solely in shares of Qualified Stock) paid (other than to the Company or the Guarantor or any of their Subsidiaries), declared, accrued or accumulated during such period, divided by the difference of one minus the applicable actual combined federal, state, local and foreign income tax rate of the Company and/or the Guarantor or any of their Subsidiaries (expressed as a decimal), on a consolidated or combined basis, for the four quarters immediately preceding the date of the transaction giving rise to the need to calculate Consolidated Interest Expense, in each case to the extent attributable to such period and excluding items eliminated in consolidation. For purposes of this definition, (i) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company and the Guarantor to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (ii) interest expense attributable to any Indebtedness represented by the guarantee by the Company or the Guarantor, or a Subsidiary of either of them of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

         "Consolidated Net Income" of the Company means, for any period, the aggregate net income (or loss) of the Company and the Guarantor and their Subsidiaries for such period on a consolidated or combined basis, determined in accordance with GAAP, provided that (i) the net income for such period of any other Person that is not a Subsidiary of the Company, the Guarantor or their Subsidiaries, or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends, payments or distributions actually paid to the Company or the Guarantor, or their Subsidiaries, by such other Person in such period; and (ii) the net income for such period of any Subsidiary of the Company or the Guarantor, that is subject to any payment restriction will be included only to the extent of the amount of dividends, payments or distributions which (A) are actually paid by such Subsidiary in such period to the Company (or another Subsidiary which is not subject to a payment restriction) and (B) are not in excess of the amount which such Subsidiary would be permitted to pay to the Company or the Guarantor, (or another Subsidiary which is not subject to a payment restriction) in any future period under the payment restrictions applicable to such Subsidiary, assuming that the net income of such Subsidiary in each future period is equal to the net income for such Subsidiary for such period. "Net Income" of any Person for any period shall mean the net income (loss) of such Person for such period, determined in accordance with GAAP, less (i) for any period during which the Company continues to be taxed as an S Corporation under the Code, any Permitted Tax Contributions' (defined in Section 10.10 hereof) during such period with respect to the taxable income of such period, (ii) the net income (or loss) of any other Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net gain or loss on the sale or other disposition by the Company or the Guarantor or any of their Subsidiaries of assets not in the ordinary course of business of the Company's or the Guarantor's operations and of the Capital Stock of any Subsidiary of the Company; and (iv) extraordinary items.

         "Consolidated Tangible Net Worth" means the total amounts shown on the most recent quarterly balance sheet of the Company and the Guarantor, determined on a consolidated or combined basis in accordance with GAAP, as (i) the equity of the common stockholders plus the respective amounts reported on the Company's and the Guarantor's most recent consolidated or combined balance sheets with respect to any preferred stock (other than redeemable stock) then issued that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received upon issuance of such preferred stock, less (ii) any write-ups (other than write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to the date of the Indenture in the book value of any asset owned by the Company or the Guarantor or a consolidated or combined subsidiary; provided, that Consolidated Tangible Net Worth shall not reflect any gain or loss resulting from any asset disposition after the date of the Indenture.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at Corporate Trust Department A 804, 241 North Central Avenue, 25th Floor, Phoenix, Arizona 85004.

         "Disinterested Director" means, with respect to an Affiliate Transaction or series of related Affiliate Transactions, a member of the Board of Directors of the Company who has no financial interest, and whose employer has no financial interest, in such Affiliate Transaction or series of related Affiliate Transactions.

         "Disqualified Stock" means any Capital Stock of the Company or the Guarantor or any Subsidiary of either of them which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or with the passage of time, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date or which is exchangeable or convertible into debt securities of the Company or the Guarantor or any Subsidiary of either of them, except to the extent that such exchange or conversion rights cannot be exercised prior to the Maturity Date.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

         "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Issue Date.

         "Group" means the definition of "Group" set forth in Section 13(d)(3) of the Exchange Act.

         "Guarantee" means the guarantee given by any Guarantor pursuant to
Article 13 hereof, including a notation on the Notes substantially in the form attached hereto as Exhibit A-1.

         "Guarantor" means (i) Monterey Homes Corporation and (ii) any entity that becomes a guarantor of the Notes in compliance with the provisions of
Article 13 hereof, including, but not limited to, any Subsidiary Guarantor.

         "Holder" means a Person in whose name a Note is registered on the Note Register.

         "Indebtedness" means, without duplication, with respect to any Person,
(i) all obligations of such Person (A) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (B) evidenced by bonds, notes, debentures or similar instruments, (C) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (D) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (E) for the payment of money relating to a Capitalized Lease Obligation, or (F) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (ii) all net obligations of such Person under interest rate swap obligations and foreign currency hedges; (iii) all liabilities of others of the kind described in the preceding clauses (i) or (ii) that such Person has guaranteed or that are otherwise its legal liability except the Guarantee of a Guarantor hereunder; (iv) Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of (1) the full amount of such obligations so secured, and (2) the fair market value of such asset, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution; (v) with respect to such Person, the liquidation preference or any mandatory redemption payment obligations with respect to Disqualified Stock; and (vi) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii), (iv), (v), or this clause (vi), whether or not between or among the same parties.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Investment" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding advances to employees in the ordinary course of business), and (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) or advances on a balance sheet of such Person prepared in accordance with GAAP.

         "Insolvency or Liquidation Proceeding" means, with respect to any Person, (i) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization proceeding or other similar case or proceeding, relative to such Person or to its creditors, as such, or its assets, or (ii) any liquidation, dissolution, reorganization proceeding or winding up of such Person (other than any reincorporation of such Person in another jurisdiction), whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

         "Issue Date" means the date on which the Notes are originally issued under the Indenture.

         "Lien" means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, covenant, right-of-way, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell, in each case securing obligations of such Person, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction).

         "Maturity" or "Maturity Date" when used with respect to the Notes, means the date on which the principal of such Notes become due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

         "Net Available Proceeds" means, with respect to any Asset Sale of any Person, cash proceeds received (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration until such time as such consideration is converted into cash) therefrom, in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state or local taxes required to be accrued as a liability as a consequence of such Asset Sale, and in each case net of all Indebtedness which was secured by such assets, in accordance with the terms of any Lien upon or with respect to such assets, or which must, by its terms or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale and which is actually so repaid.

         "Net Cash Proceeds" means, in the case of any sale by the Company or the Guarantor of securities pursuant to the covenant captioned "Limitation on Restricted Payments," the aggregate net cash proceeds received by the Company or the Guarantor, after payment of expenses, commissions, discounts and any other transaction costs incurred in connection therewith.

         "Notes" means $8,000,000 principal amount of 13.0% Senior Subordinated Notes Due 2001.

         "Offering" means the private offering of the Notes.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, acceptable to the Trustee, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company.

         "Outstanding" when used with respect to the Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore cancelled and delivered to the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes for whose payment in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered Pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

         "Paying Agent" means Bank One, Arizona, NA, or any Person authorized by the Company pursuant to this Indenture to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company. For as long as Bank One, Arizona, NA, is the Paying Agent, there shall be no Co-Paying Agent appointed without the consent of Bank One, Arizona, NA.

         "Permitted Business Investments" means (i) Investments by the Company or the Guarantor or any other Wholly Owned Subsidiary in a Person which immediately prior to the making of such Investment is a Wholly-Owned Subsidiary;
(ii) Investments in the Company by any Wholly Owned Subsidiary; and (iii) Investments by the Company or the Guarantor or a Subsidiary of the Company or the Guarantor in a Person if as a result of such Investment such Person becomes a Subsidiary of the Company, the Guarantor or a Subsidiary of either; provided further, that if such Person does not become a Subsidiary of the Company, the Guarantor or a Subsidiary of either, it must nonetheless be engaged in an activity or business which would be considered to be the Principal Business of the Company or the Guarantor.

         "Permitted Company Refinancing Indebtedness" means Indebtedness of the Company, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of the Company existing at the date of the Indenture or other Indebtedness permitted under the Indenture, provided that
(i) if the Indebtedness (including the Notes) being renewed, extended, refinanced, refunded or repurchased is subordinated in right of payment to the Notes, then such Indebtedness is subordinated in right of payment to, as the case may be, the Notes, at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature either after the Maturity Date or no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and
(iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the remaining Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; provided, further, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Company Refinancing Indebtedness) is in an aggregate principal amount not in excess of the amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is not in excess of the aggregate principal amount) then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP).

         "Permitted Financial Investments" means the following kinds of instruments if, in the case of instruments referred to in clauses (i)-(iv) below, on the date of purchase or other acquisition of any such instrument by the Company or the Guarantor or any Subsidiary of either of them, the remaining term to maturity is not more than one year: (i) readily marketable obligations issued or unconditionally guaranteed as to principal and interest by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America; (ii) repurchase obligations for instruments of the type described in clause (i) for which delivery of the instrument is made against payment; (iii) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by a depository institution or trust company incorporated or doing business under the laws of the United States of America, any state thereof or the District of Columbia or a branch or subsidiary of any such depository institution or trust company operating outside the United States, provided, that such depository institution or trust company has, at the time of the Company's or the Guarantor's or any of their Subsidiary's investment therein or contractual commitment providing for such investment, capital, surplus or undivided profits (as of the date of such institution's most recently published financial statements), in excess of $100,000,000; (iv) commercial paper issued by any corporation, if such commercial paper has, at the time of the Company's or the Guarantor's or any of their Subsidiary's investment therein or contractual commitment providing for such investment, credit ratings of A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.; and
(v) money market mutual or similar funds having assets in excess of $100,000,000.

         "Permitted Investments" means Permitted Business Investments and Permitted Financial Investments.

         "Permitted Liens" means (i) Liens existing on the Issue Date; (ii) Liens now or hereafter securing Senior Indebtedness; (iii) Liens now or hereafter securing any interest rate hedging obligations (A) that the Company or the Guarantor is required to enter into with respect to a Bank Credit Facility or (B) that are entered into for the purpose of managing interest rate risk with respect to Indebtedness of the Company and the Guarantor and their Subsidiaries, provided that such interest rate obligations under clauses (A) and (B) do not have an aggregate notional amount which exceeds the aggregate principal amount of Indebtedness of the Company and the Guarantor and their Subsidiaries; (iv) Liens securing Permitted Company Refinancing Indebtedness, the proceeds of which are used to refinance secured Indebtedness of the Company or the Guarantor or their Subsidiaries; provided, that such Liens extend to or cover only the property or assets currently securing the Indebtedness being refinanced or additional property or assets provided there is no breach of the covenants regarding additional Indebtedness caused thereby; (v) Liens for taxes, assessments and governmental charges not yet delinquent or being contested in good faith and for which adequate reserves have been established to the extent required by GAAP, (vi) mechanics', workmen's materialmen's, operator's or similar Liens arising in the ordinary course of business, (vii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations, (viii) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;
(ix) survey exceptions, encumbrances, easements or reservations of, or rights of others for, rights or way, zoning or other restrictions as to the use of real properties, and minor defects in title which, in the case of any of the foregoing, were not incurred or created to secure the payment of borrowed money or the deferred purchase price of property or services, and in the aggregate do not materially adversely affect the value of such properties or materially impair the use or the purposes for which such properties are held by the Company or any Subsidiaries, (x) judgment and attachment Liens not giving rise, or that would not give rise, to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and for which adequate reserves have been made, (xi) (A) Liens upon any property of any Person existing at the time of acquisition thereof by the Company or a Subsidiary, (B) Liens upon any property of a Person existing at the time such Person is merged or consolidated with the Company or any Subsidiary or existing at the time of the sale or transfer of any such property of such Person to the Company or any Subsidiary, or (C) Liens upon any property of a Person existing at the time such Person becomes a Subsidiary; provided, that in each case such Lien has not been created in contemplation of such sale, merger, consolidation, transfer or acquisition, and provided further that in each such case no such Lien shall extend to or cover any property of the Company or any Subsidiary other than the property being acquired and improvements thereon, (xii) Liens on deposits to secure public or statutory obligations or in lieu or surety or appeal bonds entered into in the ordinary course of business, (xiii) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in possession of such bank, and (xiv) purchase money security interests granted in connection with the acquisition of fixed assets in the ordinary course of business and consistent with past practices, provided, that (A) such Liens attach only to the property so acquired with the purchase money indebtedness secured thereby and (B) such Liens secure only Indebtedness that is not in excess of 100% of the purchase price of such fixed assets.

         "Permitted Subsidiary Refinancing Indebtedness" means Indebtedness of any Subsidiary, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of such Subsidiary, provided that
(i) if the Indebtedness (including any guarantee thereof) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Guarantee, then such Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Guarantee at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature either after the Maturity Date or no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness, has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the remaining Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; provided further, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Subsidiary Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is) not in excess of the aggregate principal amount then outstanding under the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP).

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency, political subdivision or instrumentality thereof.

         "Placement Agent" means Friedman, Billings, Ramsey & Co., Inc., located at 1001 Nineteenth Street North, Arlington, Virginia 22209, or such other address as indicated in the notice to the Company or the Trustee given by the Placement Agent in accordance with the provisions of this Indenture.

         "Post-Commencement Interest" means all interest accrued or accruing after the commencement of any Insolvency or Liquidation Proceeding in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing, or governing any Senior Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

         "Principal Business" means any business related, directly or indirectly, to providing mortgage services, building, financing and selling of homes, including all subcontracting trades, suppliers, financing and servicing of debt and acquisition of real property which is intended substantially for residential development within a multi-use development.

         "Qualified Stock" means any Capital Stock that is not Disqualified
Stock.

         "Reference Period" means, with respect to any Person, the four (4) full fiscal quarters ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or the Indenture.

         "Representative" means the indenture trustee or other trustee, agent or representative of holders of any Senior Indebtedness.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of any executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the chief financial officer, treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Payments" means, with respect to any Person, any of the following: (i) any dividend or other distribution in respect of such Person's Capital Stock (other than (A) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) and (B) in the case of Subsidiaries of the Company or the Guarantor, dividends or distributions payable to the Company or the Guarantor or to a Subsidiary of the Company or the Guarantor); (ii) the purchase, redemption or other acquisition or retirement for value of any option, warrant, or other right to acquire shares of Capital Stock, of the Company or the Guarantor or any of their Subsidiaries; (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Notes and (iv) the making by such Person of any Investment other than a Permitted Investment.

         "Senior Indebtedness" means any Indebtedness of the Company (whether outstanding on the date hereof or hereafter incurred), unless such Indebtedness is pari passu with or contractually subordinate or junior in right of payment to the Notes, except Indebtedness to any Affiliate of the Company and the Guarantor which shall be junior and subordinate to the Notes, and except Indebtedness evidenced by any series of Notes authorized to be issued hereunder in addition to and on parity with the Notes.

         "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

         "Subordinated Indebtedness of the Company" means any Indebtedness of the Company (whether outstanding on the date hereof or hereafter incurred) which is contractually subordinate or junior in right of payment to the Notes and which has a scheduled payment date which is after the Maturity Date.

         "Subsidiary" means any subsidiary of the Company or, as the context indicates, any subsidiary of the Guarantor. A "subsidiary" of any Person means
(i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such person or its subsidiary is entitled to receive more than fifty percent of the assets of such partnership upon its dissolution, or (iii) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of directors or other governing body of such Person.

         "Subsidiary Guarantor" means (i) each of the Company's material Subsidiaries that becomes a guarantor of the Notes in compliance with the provisions of Article 13 hereof; and (ii) each of the material Subsidiaries executing a supplemental indenture in which Subsidiary agrees to be bound by the terms of this Indenture.

         "Trading Day" means a day on which a quote for the Common Stock is published on the principal exchange or other market mechanism used to report transactions in or prices of the Common Stock.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa and 77bbbb) as in effect on the date of this Indenture and as thereafter amended from time to time, except as provided in
Section 9.5.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America and payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

         "U.S. Legal Tender" means such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

         "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors or other governing body of such Person.

         "Wholly Owned Subsidiary" means a Subsidiary, all the Capital Stock (other than directors, qualifying shares, if applicable) of which is owned by the Company or the Guarantor or another Wholly Owned Subsidiary.

         SECTION 1.2. COMPLIANCE CERTIFICATE AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.3. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or Opinion of Counsel may be based to such counsel's best knowledge, based upon a certificate or opinion of or representations by, an officer or officers of the Company, stating that the information contained in such certificate or opinion of, or representations by an officer or officers of the Company is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.4. ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) Proof of the fact and date of the execution by any Person of any such instrument or writing shall be sufficient for any purposes of this Indenture if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 1.5. NOTICES, ETC. TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,

         (2) the Company by the Trustee or by any, Holder shall be sufficient for every purpose hereunder if in writing and mailed. first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, or

         (3) any Subsidiary Guarantor or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the

Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Guarantor, and with respect to any Subsidiary Guarantor, addressed in care of Guarantor.

         SECTION 1.6. NOTICES TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of such Notes, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice, with a copy thereof to the Trustee. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

         SECTION 1.7. CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with another provision which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         SECTION 1.8. EFFECT OF HEADINGS AND TABLES OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.9. SUCCESSORS AND ASSIGNS.

         All covenants and agreements by the Company and the Guarantor in this Indenture shall bind their respective successors and assigns, whether so expressed or not.

         SECTION 1.10. SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. GOVERNING LAW.

         This Indenture shall be construed in accordance with and governed by the laws of the State of Arizona applicable to contracts made and to be performed entirely in that state.

                                   ARTICLE 2

                                    NOTE FORM

         SECTION 2.1. FORM GENERALLY.

         The Notes, which shall be registered Notes without coupons, and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their signing of the Notes.

         The definitive Notes shall be printed, lithographed, engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Notes, as evidenced by their signing of such Notes.

         SECTION 2.2. FORM OF FACE OF NOTE.

                            MONTEREY MANAGEMENT, INC.

                         13.0% SENIOR SUBORDINATED NOTE

                                    DUE 2001

$_______________                                                  No.__________

         MONTEREY MANAGEMENT, INC., a corporation duly organized and existing under the laws of the State of Arizona (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________, or registered assigns. the principal sum of______________________________________
DOLLARS on October 15, 2001, and to pay interest thereon from the later of the date on which this Note is first issued (the "Date of Issue") or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, semiannually on October 15 and April 15 in each year, commencing April 15, 1995, at the rate of 13.0% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on October 1 or April 1 (or if such day is not a Business Day then at the close of business on the Business Day next preceding such day) next preceding such Interest Payment Date. Interest so payable will be calculated on the basis of a 360-day year of twelve 30-day months. Payments of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in Phoenix,

Arizona, or in such other office or agency as may be established by the Company pursuant to said Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (subject to collection) by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof which further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereof shall have been manually signed by the Trustee under the Indenture.

         IN WITNESS WHEREOF, MONTEREY MANAGEMENT, INC. has caused this Note to be signed in its name by the manual or facsimile signature of its President and attested by the manual or facsimile signature of its Secretary.

Dated:_____________________________

                                          MONTEREY MANAGEMENT, INC.


                                          By:_______________________________
                                                 ITS PRESIDENT

ATTEST:

___________________________________
SECRETARY


         SECTION 2.3. AUTHENTICATION.

         The Trustee, upon the execution and delivery of this Indenture, the execution and delivery to it by the Company of the Notes, as hereinabove provided, shall from time to time authenticate Notes as necessary to issue the Notes or reissue upon a transfer by the registered holder thereof.

         SECTION 2.4. FORM OF REVERSE OF NOTE.

                            MONTEREY MANAGEMENT, INC.

                         13.0% SENIOR SUBORDINATED NOTE

                                    DUE 2001

         This Note is one of a duly authorized issue of the Notes of the Company designated as its 13.0% Senior Subordinated Note Due 2001 (herein called the "Notes"), limited in aggregate principal amount to $8,000,000 issued and to be issued under an Indenture dated as of October 17, 1994 (hereinafter called the "Indenture"), by and among the Company, Monterey Homes Corporation, as guarantor ("Guarantor") and Bank One, Arizona, NA, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

         The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantor, and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Guarantor, with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The Indenture also contains provisions with certain exceptions, as therein provided, which permit the amendment thereof in order to correct certain matters without the consent of the Holders. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration or transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company or the Guarantor, which is absolute and unconditional, to pay the principal of (and premium if any) and interest on this Note at the times, places and rate, and in the coin and currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in Phoenix, Arizona, or at such other office or agency as may be established by the Company for such purpose pursuant to the Indenture, duly endorsed by, or accompanied by written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company has appointed the Trustee as the Note Registrar and Paying Agent for the Notes.

         The Notes may be redeemed at the option of the Company, in whole or in part (in any integral multiple of $1,000), at any time on or after October 15, 1998, on not less than 30 days, nor more than 60 days, notice mailed to the registered Holders thereof at their last registered addresses, at the following redemption prices (expressed as percentages of the principal amount), together with accrued and unpaid interest to and including the date fixed for redemption, if redeemed during the 12-month period beginning October 15 of the following years:

Years                                                  Redemption Price

1998                                                       106.500%

1999                                                       103.250%

2000 and thereafter                                          100.0%

         In addition, the Notes may be redeemed at the option of the Company upon completion by the Company of an initial public offering in excess of $10.0 million at a purchase price equal to 100% of the principal amount to be redeemed, plus the interest rate the Notes then bear, together with accrued and unpaid interest to and including the dated fixed for redemption upon notice as set forth in the Indenture; provided, however, the Company cannot redeem Notes aggregating more than 25% of the outstanding principal balance of the Notes pursuant to the provisions hereof.

         In addition, in the event that the Company's and Guarantor's Consolidated Tangible Net Worth at the end of each of any two consecutive fiscal quarters is less than $2,000,000, the annual rate of interest on the Notes shall be increased by one percent (1%) from the annual rate of interest the Notes then bear, which adjusted rate of interest shall remain in effect from the deficiency date until the end of the fiscal quarter in which the Company's and the Guarantor's Consolidated Tangible Net Worth is equal to or exceeds $2,000,000. In the event that the Company's and the Guarantor's Consolidated Tangible Net Worth at the end of each of two consecutive fiscal quarters is less than $1,500,000, the annual rate of interest on the Notes shall be increased by four percent (4%) from the annual rate of interest the Notes then bear unless the annual interest rate has already been and remains increased by one percent (1%) in accordance with the immediately preceding sentence, in which case the annual rate of interest shall be increased by three percent (3%) from the annual rate of interest the Notes then bear, such adjusted rate of interest in either situation remaining in effect from the Deficiency Date until the end of the fiscal quarter in which the Company's and the Guarantor's Consolidated Tangible Net Worth exceeds $1,500,000.

         If fewer than all of the Notes are to be redeemed, the Trustee shall select the particular Notes (or the portions thereof) to be redeemed either by lot, pro rata or by such other method as the Trustee shall deem fair and appropriate, but in any such event, in such manner as complies with applicable legal requirements; provided, however, that the principal portion redeemed shall not be less than the smallest authorized denomination of the Notes. On or after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption.

         If the Company fails to maintain its and the Guarantor's Consolidated Tangible Net Worth, as described in Section 10.17 of the Indenture, then the Company shall offer to purchase Notes in an aggregate principal amount equal to 10% of the principal amount of the Notes, at the time such offer is made, at a purchase price equal to 100% of the aggregate principal amount of such Note, plus accrued and unpaid interest to the date of purchase. In no event shall the Company's failure to meet the Minimum Consolidated Tangible Net Worth at the end of any fiscal quarter cause the making of more than one offer to purchase
Notes. Upon a Change of Control (as defined in Section 1.1 of the Indenture), the Company, as described in Section 10.16 of the Indenture, will be required to offer to purchase all of the Notes at 101% of the principal amount thereof, plus accrued interest, if any, to the date of purchase. In addition, in the event that the Company sells assets, under certain circumstances, as described in Section 10.11 of the Indenture, the Company will be required to make an offer to purchase a certain principal amount of the Notes, on a pro rata basis of all Notes tendered, at 100% of the principal amount thereof, plus accrued interest, if any, to the date of purchase.

         If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all or a portion of the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default on the Notes shall occur, the rate of interest shall be the rate set forth on the face of this Note, plus 4% per annum, which amount shall accrue on the indebtedness evidenced by the Notes from such date for such period of time until the default is cured.

         The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000, as provided in the Indenture and subject to certain limitations therein set forth. Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:


_______________________________________________________________________________
         (Insert assignee's social security or tax identification no.)

_______________________________________________________________________________


_______________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________ as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:___________________        Your Signature:_______________________________

                                        (Sign exactly as your name appears on
                                        the other side of this Note)

Signature Guarantee:____________________________________________________

By_______________________________________
 The signature should be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association of credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities
 Exchange Act of 1934.

                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Company pursuant to Section 10.11, 10.16 or Section 10.17 of the Indenture, check the appropriate box:

        Section 10.11 [ ]       Section 10.16 [ ]         Section 10.17  [ ]

         If you want to have only part of this Note purchased by the Company pursuant to Section 10.11, Section 10.16 or Section 10.17 of the Indenture, state the amount (in integral multiples of $1,000):

$______________________

Date:___________________________   Your Signature:___________________________
                                             (Sign exactly as your name appears
                                               on the other side of this Note)
Signature Guarantee:________________________________________________________

By______________________________________
The signature should be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

         Section 2.5. Form of Trustee's Certificate of Authentication.

         This is one of the Notes referred to in the within mentioned Indenture.

                                               BANK ONE, ARIZONA, NA, as Trustee


                                               By:_____________________________
                                                    AUTHORIZED REPRESENTATIVE



                                    ARTICLE 3

                                    THE NOTES

         SECTION 3.1. TITLE AND TERMS.

         The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $8,000,000, except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 3.4, 3.5, 3.6, 9.6 and 12.2. The Notes issued hereunder shall consist of $8,000,000 of 13.0% Senior Subordinated Notes Due 2001. Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Notes up to a maximum aggregate principal amount of $8,000,000 may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company order, without any further action by the Company.

         The Notes shall be known and designated as the "13.0% Senior Subordinated Notes Due 2001" of the Company. Their Stated Maturity shall be October 15, 2001 and they shall bear interest at the rate of 13.0% per annum from their Date of Issue or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on October 15 and April 15, commencing April 15, 1995, until the principal thereof is paid or duly provided for. The Notes are subject to redemption by the Company prior to maturity as set forth in Article 12 and are subject to tender for purchase as provided in Sections 10.11, 10.16 and 10.17 hereof. The Holder of any Note at the close of business on any Record Date
(as hereinafter defined) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange thereof subsequent to such record date and prior to such Interest Payment Date, unless there be a default in payment of interest by the Company in which case such defaulted interest shall be paid to the Person in whose name such Note is registered (a) on the date of payment of such defaulted interest or (b) at the election of the Company, on a special record date ("Special Record Date"), which shall be not less than five Business Days preceding the date of payment of such defaulted interest, established for such purpose by notice given by or on behalf of the Company to the Holders not less than ten Business Days preceding the date so established. The term "Record Date" as used herein with respect to any Interest Payment Date (other than any date on which defaulted interest is paid) shall mean the September 1 or March 1 (or if that day is not a Business Day, the next preceding Business Day) next preceding such Interest Payment Date.

         The principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Paying Agent in Phoenix, Arizona; provided, however, that interest may be payable at the option of the Paying Agent by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

         The Notes shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article 11.

         The Notes shall be senior in right of payment to all Subordinated Indebtedness of the Company.

         SECTION 3.2. DENOMINATIONS.

         The Notes may be issued in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.3. EXECUTION, AUTHENTICATION AND DELIVERY.

         The Notes shall be executed on behalf of the Company by its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The President of the Guarantor shall sign the Guarantee of the Guarantor on behalf of the Guarantor. The signature of any of these officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or a Subsidiary Guarantor, as the case may be, shall bind the Company and such Subsidiary Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         Each Note shall be dated the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized representatives, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 3.4. TEMPORARY NOTES.

         Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their signing of such Notes.

         If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Trustee in Phoenix, Arizona, without charge or any other cost to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         SECTION 3.5. REGISTRATION, TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of and registration of transfers of Notes as herein provided. The Trustee is hereby appointed the Note Registrar and Paying Agent for the purpose of registering Notes and transfers of Notes as herein provided and for the purpose of paying the principal of and interest and any other amount due on the Notes. The Company agrees to pay the Trustee's then customary fees for services rendered in connection with the registration of transfers or exchanges of the Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Trustee in Phoenix, Arizona, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more of new Notes of a like aggregate principal amount, all as requested by the transferor.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency, and upon payment of any tax or governmental charge payable in connection therewith, if the Company shall so require. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled by the Trustee and thereafter disposed of as directed by a Company Order.

         All Notes issued in exchange for or upon transfer of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for such exchange or transfer.

         Every Note presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges expressly provided for in this Indenture to be made at the Company's own expense, or without expense or without charge to Holders.

         Until a registration statement for the Notes shall have been declared effective by the Commission under the Securities Act of 1933, as amended, each Note shall bear a legend substantially in the form attached hereto as Exhibit A.

         SECTION 3.6. MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

         A mutilated Note may be surrendered and thereupon the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there be delivered to the Company and to the Trustee

         (i) evidence to their satisfaction of the destruction, loss or theft of any Note, and

         (ii) such security or indemnity as may be required by them to save each of them harmless,

then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 3.7. PERSONS DEEMED OWNERS.

         Subject to the express provisions of Section 3.11 of this Indenture, the Company, the Trustee and any agent of the Company may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and interest on such Note and for all other purposes whatsoever whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company shall be affected by notice to the contrary.

         SECTION 3.8. CANCELLATION.

         All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to the Company or any agent of the Company be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

         SECTION 3.9. AUTHENTICATION AND DELIVERY OF NOTES.

         Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, the Notes may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

         SECTION 3.10. PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company shall require the Paying Agent to hold in trust for the benefit of Holders all money held by such Paying Agent for the payment of principal of, premium, if any, or interest on the Notes (whether such money shall have been paid to it by the Company or any Guarantor), and to notify the Trustee of any Default by the Company or any Guarantor in making any such payment. While any such Default continues, the Trustee may require the Paying Agent to pay all money held by it to the Trustee. Except as provided in the immediately preceding sentence, the Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon such payment over to the Trustee and accounting for any funds disbursed, such Paying Agent (if other than the Company, the Guarantor or a Subsidiary) shall have no further liability for the money. If the Company, the Guarantor or a Subsidiary acts as Paying Agent, it shall segregate and hold as separate trust funds for the benefit of the Holders all money held by it as Paying Agent.

          SECTION 3.11 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such interest specified in Article 3.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which date shall not be earlier then thirty (30) days after the date of deposit of funds for such payment), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Note for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) nor less than five (5) Business Days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than ten (10) Business Days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper of general circulation in the City of Phoenix, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payments shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                                    ARTICLE 4

                             DISCHARGE OF INDENTURE

         SECTION 4.1. TERMINATION OF COMPANY'S OBLIGATIONS.

         (a) This Indenture shall cease to be of further effect (subject to Section 4.5) when all outstanding Notes theretofore authenticated and issued hereunder have been delivered (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 3.6) to the Trustee for cancellation and the Company or the Guarantor has paid all sums payable hereunder and under the Notes.

         (b) In addition to the provisions of Section 4.1(a) at the Company's option, the Company and any Guarantor shall be deemed to have been discharged from its obligations with respect to the Notes and the provisions of this Indenture (subject to Section 4.5) on the 91st day after the applicable conditions set forth below have been satisfied, except as to (i) rights of registration, transfer, substitution and exchange of Notes and the Company's right of optional redemption, (ii) rights of Holders to receive payments of principal of, premium, if any, and interest on the Notes, and (iii) the rights, obligations and immunities of the Trustee under the Indenture:

                  (1) the Company or any Guarantor shall have deposited or caused to be deposited irrevocably with the Trustee in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) U.S. Legal Tender or (ii) U.S. Government Obligations, which through the payment of interest and principal in respect thereof in accordance with their terms will provide (without any reinvestment of such interest or principal), not later than one day before the due date of any payment, U.S. Legal Tender or (iii) a combination of (i) and (ii), in an amount sufficient, after payment of all federal, state and local taxes or the charges or assessments in respect thereto payable by the Trustee in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit, to pay and discharge each installment of principal of, premium, if any, and interest on the outstanding Notes on the dates such installments are due;

                  (2) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Notes are then listed on a national securities exchange;

                  (3) if the Notes are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Company's exercise of its option under this Section would not cause the Notes to be delisted;

                  (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit which (A) is not cured by such deposit, (B) shall occur as a result of such deposit, or (C) shall occur on or before the 91st day after the date of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company, any Guarantor or any Subsidiary is a party or by which any of them is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit;

                  (5) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised, and, in the case of the Notes being discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service (it being understood that (A) such Opinion of Counsel shall also state that such ruling is consistent with the conclusions reached in such Opinion of Counsel and (B) the Trustee shall be under no obligation to investigate the basis of correctness of such ruling);

                  (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section will not result in any of the Company, the Trustee or the trust created by the Company's or any Guarantor's deposit of funds hereunder becoming or being deemed to be an "investment company" under the Investment Company Act of 1940, as amended;

                  (7) 90 days shall have passed (or any greater period of time required by applicable bankruptcy or insolvency laws then in effect) following the irrevocable deposit of trust funds pursuant to Section 4.l(b)(1) hereof, such that said funds will not be subject to any bankruptcy or insolvency laws affecting creditors rights generally;

                  (8) the deposit of funds or securities as provided In Section 4.1(b)(1) hereof shall constitute the grant of a first priority security interest in such funds or securities by the Company or any Guarantor to the Trustee for and on behalf of the Holders, and the possession thereof by Trustee shall perfect such first priority security interest;

                  (9) the Company or any Guarantor shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to
         Section 6.6; and

                  (10) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2. APPLICATION OF TRUST MONEY.

         The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 4.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with the provisions of the Notes and this Indenture to the payment of principal of, premium, if any, and interest on the Notes as and when due.

         SECTION 4.3. REPAYMENT TO COMPANY.

         The Trustee and the Paying Agent shall promptly pay to the Company, or any Guarantor, as the case may be, upon the written request of the Company, accompanied by a certificate of independent accountants, acceptable to the Trustee, indicating the amount of the excess of any money or securities held by them at any time in excess of amounts required to pay principal of or interest on the Notes and to pay the expenses of the Trustee as set forth in Section 6.6. The Trustee and the Paying Agent shall pay to the Company or any Guarantor, as the case may be, upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the payment was due on the Notes; Provided, however, that the Trustee or Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of Phoenix or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing any unclaimed balance of such money then remaining will be paid to the Company or any Guarantor, as the case may be. After repayment to the Company or any Guarantor, as the case may be, any Holder entitled to such money shall thereafter, as an unsecured general creditor, look (unless an applicable abandoned property law designates another Person) only to the Company or any Guarantor, as the case may be, for payment, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or any Guarantor, as the case may be, as trustee thereof, shall thereupon cease.

         SECTION 4.4. REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 4.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantor(s)' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 4.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.1; provided, however, that if the Company or the Guarantor(s) has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company or the Guarantor(s) shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

         SECTION 4.5. SURVIVAL OF CERTAIN OBLIGATIONS.

         Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in Section 4.1(a) and (b), the respective obligations of the Company, any Guarantor and the Trustee under Sections 3.3, 3.5, 3.6, 3.8, 3.10, 3.11, 4.2, 4.3, 4.4, 6.6, 10.4, 10.5 and 10.11 shall survive until the
Notes are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 4.2, 4.3, 4.4 and 6.6 shall survive.

                                    ARTICLE 5

                                    REMEDIES

         SECTION 5.1. EVENTS OF DEFAULT.

         An "Event of Default" occurs upon:

         (1) default by the Company or any Guarantor in the payment of principal of, or premium, if any, on the Notes when due and payable at Maturity, upon redemption, or upon repurchase pursuant to Section 10.11, 10.16 or 10.17 (whether or not such payment shall be prohibited by the provisions of Articles 11 or 14), upon acceleration or otherwise;

         (2) default by the Company, the Guarantor or any Subsidiary Guarantor in the payment of any installment of interest on the Notes when due and payable and continuance of such default for thirty (30) days (whether or not such payment shall be prohibited by the provisions of Articles 11 or 14);

         (3) default on any other Indebtedness of the Company, the Guarantor or any Subsidiary Guarantor if such default results in the acceleration of the maturity of any such Indebtedness having a principal amount of $2,000,000 or more individually or, taken together with the principal amount of any other such Indebtedness in default or the maturity of which has been so accelerated, in the aggregate;

         (4) default in the performance, or breach, of any other covenant or agreement of the Company, the Guarantor or any Subsidiary Guarantor in this Indenture, the Notes or the Guarantee and failure to remedy such default within a period of thirty (30) days after written notice thereof from the Trustee or Holders of 25% in principal amount of the then outstanding Notes;

         (5) the entry by a court of one or more judgments or orders against the Company, the Guarantor or any Subsidiary of either of them in an aggregate amount in excess of $1,000,000 (net of applicable insurance coverage by a third party insurer which is acknowledged in writing by such insurer) that has not been vacated, discharged, satisfied or stayed pending appeal within sixty (60) days from the entry thereof;

         (6) the Guarantee of the Guarantor shall cease to be in full force or effect (other than a release of a Guarantee in accordance with Section 13.3) or any Guarantor shall deny or disaffirm its obligation with respect thereto

         (7) the Company, the Guarantor or any Subsidiary Guarantor pursuant to or within the meaning of any bankruptcy law:

                  (A) commences a voluntary case or proceeding,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its creditors, or

                  (E) admits in writing that it generally is unable to pay its debts as the same become due; or

         (8) a court of competent jurisdiction enters an order or decree under any bankruptcy law that:

                  (A) is for relief (with respect to the petition commencing such case) against the Company, the Guarantor or any Subsidiary Guarantor in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Company, the Guarantor or any Subsidiary Guarantor for all or substantially all of its respective property, or

                  (C) orders the liquidation of the Company, the Guarantor or any Subsidiary Guarantor, and the order or decree remains unstayed and in effect for 60 days.

         The term "bankruptcy law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any bankruptcy law.

         SECTION 5.2. INTEREST RATE UPON DEFAULT. If an Event of Default on the Notes shall occur, the annual rate of interest shall increase to four percent (4%) over the interest rate the Notes then bear, which amount shall accrue on the indebtedness evidenced by the Notes from such date for such period of time until the default is cured.

         SECTION 5.3. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than twenty-five (25%) percent in principal amount of the Notes Outstanding may declare the unpaid principal, premium, if any, and accrued and unpaid interest of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal, premium, if any, and accrued and unpaid interest shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Notes or the Guarantee to the contrary. If an Event of Default specified in Section 5.1(7) or 5.1(8) above occurs, all unpaid principal of, and accrued interest on, the Notes then outstanding will become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue installments of interest on all Notes,

                  (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 5.4. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if

         (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of thirty (30) days, or

         (2) default is made on the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof, or upon repurchase pursuant to
Section 10.11, 10.16 or 10.17 (whether or not such payment shall be prohibited by the provisions of Articles 11 or 14), upon acceleration or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantor, or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor, or any other obligor upon the Notes, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 5.5. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor, or any other obligor upon the Notes or the property of the Company, the Guarantor, or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;


and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

      The Trustee shall not be required to join the Holders as necessary parties to any such judicial proceeding; provided, however, that nothing herein contained shall be deemed to authorize the Trustee to authorize and consent to or accept, or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 5.6. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

      All rights of action and claims under this Indenture, the Notes or the Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the Guarantee or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

      SECTION 5.7. APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

      FIRST: To the payment of all amounts due the Trustee under Section 6.6;

      SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes, for principal (and premium, if any) and interest; and

      THIRD: To the Company.

      SECTION 5.8. LIMITATION ON SUITS.

      No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

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                              [FOLIO 35 TO COME]

Trustee or to Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be.

      SECTION 5.13. CONTROL BY HOLDERS.

      The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 5.14. WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

      (1) in the payment of the principal of (or premium, if any) or interest on any Note, or

      (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 5.15. UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee or any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note on or after the Stated Maturity expressed in such Note or any other suit instituted by the Trustee for the enforcement of any rights or remedy under this Indenture, or any suit by Holders of more than 10% in principal amount of the then Outstanding Notes.

      SECTION 5.16. WAIVER OF STAY OR EXTENSION LAWS.

      The Company and the Guarantor each covenant (to the extent that it or they may lawfully do so) that it or they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the

Guarantor each (to the extent that it or they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that it or they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE 6

                                   THE TRUSTEE


      SECTION 6.1. DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth (or incorporated by reference) in this Indenture and no others.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph (c) does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by an authorized representative of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13, and the Trustee shall be entitled from time to time to request such a direction.

      (d) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights and powers, unless it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is reasonably assured to it.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      SECTION 6.2. RIGHTS OF TRUSTEE.

      Subject to Section 6. 1:

      (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it determines to be necessary, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, to the extent reasonably required by such inquiry or investigation.

      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion if the certificate or opinion conforms to any applicable requirements of this Indenture.

      (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

      (e) The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains written notice of such Event of Default.

      (f) The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, the Guarantee or the Notes. The Trustee shall not be accountable for the use or application by the Company of any of the Notes or the proceeds thereof.

      SECTION 6.3. INDIVIDUAL RIGHTS OF TRUSTEE.

      The Trustee in its individual, or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee. Any Note Registrar or Paying Agent may do the same with like rights. However, the Trustee must comply with Section 6.9 and 6.10.

      SECTION 6.4. TRUSTEE'S DISCLAIMER.

      The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes other than its certificate of authentication.

      SECTION 6.5. NOTICE OF DEFAULTS.

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder pursuant to Section 1.6 a notice of the Default within 90 days after it occurs, unless such default shall have been cured or waived. Except in the case of a Default in any payment of principal or interest on any Note, the Trustee may withhold the notice if and so long as the board of directors, executive committee or a trust committee of its directors and/or Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

      SECTION 6.6. COMPENSATION AND INDEMNITY.

      The Company and the Guarantor jointly and severally agree to pay the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantor jointly and severally agree to reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred by it, except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct. Such expenses may include the reasonable compensation and expenses of the Trustee's agents and counsel.

      The Trustee shall not be under any obligation to institute any suit, or take any remedial action under this Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trusts created hereby or thereby or in the enforcement of any rights and powers under this Indenture, unless it shall be indemnified to its satisfaction against any and all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provisions of this Indenture, including compensation for services, costs, expenses, outlays, counsel fees and other disbursements, and against all liability not due to its negligence or willful misconduct. The Company and the Guarantor jointly and severally agree to indemnify the Trustee for, from and against any loss or liability incurred by the Trustee in connection with the acceptance and administration of the trust and its duties hereunder as Trustee, Note Registrar and/or Paying Agent, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Guarantor of any claim for which it may seek indemnity; however, unless the position of the Company is prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim and the Trustee shall cooperate in the defense. The Trustee may retain separate counsel, but the Company shall only be required to reimburse the Trustee for the reasonable fees and expenses of such counsel if (a) the Company has not assumed the defense of such action; (b) a conflict of interest between the Company and the Trustee exists; or (c) a court of competent jurisdiction orders such reimbursement. The Company need not pay for any settlement made without its consent.

      Neither the Company nor the Guarantor shall be obligated to reimburse any expense or indemnify against any loss or liability successfully alleged to have been incurred by the Trustee through the Trustee's negligence, bad faith or willful misconduct.

      To secure the payment obligations of the Company and the Guarantor in this Section, the Trustee shall have a claim prior to that of the Holders of the Notes on all money or property held or collected by the Trustee, except that held in trust pursuant to Article 4 of this Indenture to pay principal of and interest on particular Notes.

      When the Trustee incurs expenses or renders services after the occurrence of any Event of Default specified in Sections 5.1(7) or (8), the expenses and the compensation for the services are intended to constitute expenses of administration with respect to any Insolvency or Liquidation Proceeding.

      SECTION 6.7. REPLACEMENT OF TRUSTEE.

      The Trustee may resign by so notifying the Company and the Guarantor in writing. The Holders of a majority in principal amount of the Notes may remove the Trustee by so notifying the Trustee, in writing. The Company may remove the Trustee if:

            (1) the Trustee fails to comply with Section 6.9;

            (2) the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee becomes incapable of acting as Trustee hereunder.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantor. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, and subject to the rights of the retiring Trustee under
Section 6.6, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

      If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of majority in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee fails to comply with Section 6.9, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA
Section 310(a)(1), (2) and (5) and the requirements of Section 6.9 hereof.

      SECTION 6.8. SUCCESSOR TRUSTEE BY MERGER, ETC.

      If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided such corporation or association shall be otherwise eligible and qualified under this Article.

      SECTION 6.9. ELIGIBILITY; DISQUALIFICATION.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall also comply with TIA Section 310(b).

      SECTION 6.10. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      The Trustee shall comply with TIA Section 311 (a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                    ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


      SECTION 7.1. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

      The Company will furnish or cause to be furnished to the Trustee semi-annually, not less than fifteen (15) days nor more than thirty (30) days after each Interest Payment Date, and at such other times as the Trustee may request in writing, within fifteen (15) days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the name and addresses of the Holders, obtained since the date of which the next previous list, if any, was furnished; provided, however, that no such list need be furnished so long as the Trustee is the Note Registrar. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date.

      SECTION 7.2. PRESERVATION OF INFORMATION: COMMUNICATIONS TO HOLDERS

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders (A) contained in the most recent list furnished to it as provided in Section 7.1, and (B) received by it in the capacity of Paying Agent or Note Registrar (if so acting) hereunder.

      The Trustee may (i) destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent or Note Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than fifteen (15) days after an Interest Payment Date of the Notes, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Note Registrar (if so acting) hereunder upon the receipt of a new list so delivered.

      (b) If three (3) or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

            (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relived of any obligation or duty to such applicants respecting their application.

      (c) Each and every Holder of the Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Note Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b).

      SECTION 7.3. REPORTS BY TRUSTEE.

      Within sixty (60) days after each September 15, beginning with September 15, 1994, the Trustee shall mail to each Holder a brief report dated as of such September 15 that complies with TIA Section 313(a), but only if such report is required in any year under TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), Section 313(c) and Section 313(d). A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall notify the Trustee in writing if the Notes become listed on any national securities exchange or of any delisting thereof.

      SECTION 7.4. REPORTS BY COMPANY.

      The Company will

      (1) file with the Trustee and the Placement Agent, within fifteen (15) days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee, the Commission and the Placement Agent in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a National Securities Exchange or the National Association of Securities Dealers Automated Quotations System as may be prescribed from time to time in such rules and regulations;

      (2) file with the Trustee, the Commission and the Placement Agent, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

      (3) transmit to the Holders (with a copy to the Placement Agent), within thirty (30) days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 7.2(c), copies of its annual report and quarterly reports on Form 10-Q and such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                    ARTICLE 8

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER


      SECTION 8.1. COMPANY AND GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

      The Company and/or Guarantor shall not consolidate with or merge into any other corporation or convey or transfer or lease its or their properties and assets substantially as an entirety to any Person, unless:

      (1) the corporation formed by such consolidation or into which the Company and/or Guarantor is merged or the Person which acquires by conveyance, transfer or lease the properties or assets of the Company and/or Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all Notes and the performance of every covenant of this Indenture on the part of the Company and/or Guarantor to be performed or observed;

      (2) immediately before and after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

      (3) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Tangible Net Worth of the Company and/or Guarantor (or the surviving or transferee entity) is equal to or greater than the Consolidated Tangible Net Worth of the Company and/or Guarantor immediately before such transaction;

      (4) immediately after giving effect to such transaction on a pro forma basis, the Company (or the surviving or transferee entity) would be able to incur $1.00 of additional Indebtedness under the test described in Section 10.9, provided, however, that the provisions of this clause (4) shall not apply to a merger of the Company and/or Guarantor with and into a Wholly-Owned Subsidiary thereof, and

      (5) the Company and/or Guarantor delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and such supplemental indenture is binding and enforceable against the surviving or transferee entity and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 8.2. SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Company and/or the Guarantor substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company and/or the Guarantor is merged or into which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company and/or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor, as the case may be, herein and thereafter (except in the case of a lease) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture and the Notes.

      SECTION 8.3. NOTES TO BE SECURED IN CERTAIN EVENTS.

      If, upon any such consolidation of the Company and/or Guarantor with or merger of the Company and/or Guarantor with or into any other corporation, or upon any conveyance, lease or transfer of the property of the Company and/or Guarantor substantially as an entirety to any other Person, any property or assets of the Company and/or Guarantor would thereupon become subject to any Lien of Subordinated Indebtedness of the Company, or the Guarantor, then unless such Lien could be created pursuant to Section 10.12 without equally and ratably securing the Notes, the Company and/or Guarantor, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will as to such property or assets, secure the Notes Outstanding (together with, if the Company and/or Guarantor shall so determine, any other Indebtedness of the Company and/or Guarantor or any Subsidiary now existing or hereinafter created which is not subordinate in right of payment to the Notes) prior to the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or will cause such Notes to be so secured.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES


      SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Trustee, and the Guarantor, any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes contained; or

      (2) to add to the covenants of the Company, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

      (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders; or

      (4) to add to the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Notes, as herein set forth, additional conditions, limitations, and restrictions thereafter to be observed, provided such action shall not adversely affect the interest of the Holders; or

      (5) to reflect the addition or release of any Subsidiary Guarantor, as provided for by this Indenture; or

      (6) to modify, eliminate, or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the TIA, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act or any corresponding provision in any similar federal statute hereafter enacted.

      SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

      With the consent of Holders of not less than a majority in principal amount of the Outstanding Notes by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Trustee and the Guarantor may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

      (1) change the Maturity Date of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity Date, or, in the case of redemption, on or after the date of the redemption;

      (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental Indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences) provided for in this Indenture;

      (3) modify any of the provisions of this Section or Section 5.14 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby;

      (4) subordinate the Indebtedness evidenced by the Notes to any Indebtedness of the Company other than Senior Indebtedness, as provided in
Article II, or

      (5) reduce the redemption price, including premium, if any, payable upon the repurchase of any Note pursuant to Section 10.11, 10.16 or 10.17 or change the time at which any Note may or shall be repurchased thereunder.

      After an amendment under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment or supplement. Any failure of the Company to mail such notice, or defect therein, shall not, however, impair or effect the validity of any such amendment or supplement.

      SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 9.5. CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

      SECTION 9.6. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

      Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE 10

                                    Covenants

      SECTION 10.1. PAYMENT OF NOTES.

      The Company shall pay the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Notes and this Indenture. Principal, premium and interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium and interest then due.

      The Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue principal, and premium, if any, at the rate borne by the Notes to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

      SECTION 10.2. COMMISSION REPORTS.

      (a) The Company shall file with the Trustee and with the Placement Agent within fifteen (15) days after it files the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of any such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such Section 13 or 15(d), the Company shall file with the Trustee and with the Placement Agent within 15 days after it would have been required to file the same with the Commission, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Section 13 or 15(d). The Company, the Guarantor (to the extent its financial statements are not consolidated with those of the Company) and each Subsidiary Guarantor shall also comply with the provisions of TIA Section 314(a).

      (b) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause any annual report furnished to its stockholders generally and any quarterly or other financial reports furnished by it to its stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Notes maintained by the Note Registrar and to the Placement Agent at their addresses set forth herein. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in Section 10.3(b), including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be so mailed to the Holders and to the Placement Agent at their addresses set forth herein within ninety
(90) days after the end of each of the Company's fiscal years and within sixty
(60) days after the end of each of the Company's first three fiscal quarters.

      (c) The Company shall provide the Trustee and the Placement Agent with a sufficient number of copies of all reports and other documents and information that the Company or the Trustee may be required to deliver to Holders under this Section.

      SECTION 10.3. COMPLIANCE CERTIFICATES.

      (a) The Company and the Guarantor shall deliver to the Trustee, within ninety (90) days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company, the Guarantor and their Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company and the Guarantor have kept, observed, performed and fulfilled their respective obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of such Officer's knowledge, the Company and the Guarantor and each Subsidiary Guarantor have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company and the Guarantor are taking or propose to take with respect thereto) and that, to the best of such Officer's knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest, if any, on the Notes are prohibited or, if such event has occurred, a description of the event and what action the Company and the Guarantor and each Subsidiary Guarantor are taking or propose to take with respect thereto. Such Officers' Certificate shall comply with TIA Section 314(a)(4). Such Officer's Certificate may state the foregoing on behalf of the Company, the Guarantor and each Subsidiary Guarantor, provided such Officers' Certificate is signed by the respective officers of the Company and the Guarantor.

      (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 10.2 shall be accompanied by a written statement of the Company's independent public accountants (which shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Company or the Guarantor has violated any provisions of Articles 8 or 10 of this Indenture (to the extent such provisions relate to accounting matters) or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

      (c) The Company and the Guarantor will, so long as any of the Notes are Outstanding, deliver to the Trustee within five (5) days of any Officer becoming aware of any Default or Event of Default or Default in the performance of any covenant, agreement or condition contained in this

Indenture, an Officer's Certificate specifying such Default or Event of Default and what action the Company and/or the Guarantor or any Subsidiary Guarantor proposes to take with respect thereto.

      SECTION 10.4. MAINTENANCE OF OFFICE OR AGENCY.

      The Company and the Guarantor will maintain in Phoenix, Arizona, an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company or the Guarantor in respect of the Notes and this Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Phoenix, Arizona, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      SECTION 10.5. CORPORATE EXISTENCE.

      The Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence and the corporate, partnership or other existence of each Subsidiary thereof and all rights (charter and statutory) and franchises of the Company and/or the Guarantor and the Subsidiaries thereof, provided, that the Company shall not be required to preserve the corporate existence of any Subsidiary which is not a material Subsidiary Guarantor, or any such right or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 10.6. WAIVER OF STAY, EXTENSION OR USURY LAWS.

      The Company, the Guarantor and each material Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law, which would prohibit or forgive the Company or any material Subsidiary Guarantor and the Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each material Subsidiary Guarantor and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 10.7. PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company and the Guarantor shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or the Guarantor, as the case may be, or any Subsidiary thereof or upon the income, profits or property of the Company or the Guarantor, as the case may be, or any Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or the Guarantor, as the case may be, or any Subsidiary thereof; provided, however, that the Company and the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      SECTION 10.8. MAINTENANCE OF PROPERTIES AND INSURANCE; LINE OF BUSINESS.

      (a) The Company and the Guarantor shall cause all properties used or held for use in the conduct of their respective businesses or the business of any Subsidiary thereof to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or the Guarantor from discontinuing the operation or maintenance of any such property, or disposing of it, if such discontinuance or disposal is, in the reasonable judgment of the Company and/or the Guarantor, as the case may be, desirable in the conduct of their respective businesses and not disadvantageous in any material respect to the Holders.

      (b) The Company and the Guarantor shall each provide or cause to be provided, for itself and each of its respective Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company and/or the Guarantor are adequate and appropriate for the conduct of the respective businesses of the Company and the Guarantor and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable good faith opinion of the Company and/or the Guarantor, for corporations similarly situated in the industry.

      (c) For as long as any Notes are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, engage in any business or activity other than the Principal Business.

      SECTION 10.9. LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.

      (a) The Company and the Guarantor will not, and will not permit any of their respective Subsidiaries, directly or indirectly, to issue, incur, assume, guarantee, become liable, contingently or otherwise, with respect to or otherwise become responsible for the payment of (collectively, "incur") additional Indebtedness after the issuance of the Notes and the date of this Indenture; provided, however, that if no Default or Event of Default with respect to the Notes shall have occurred and be continuing at the time or as a consequence at the incurrence of such Indebtedness, the Company, the Guarantor or their Subsidiaries may incur Indebtedness if, on a pro forma basis, after giving effect to such incurrence and the application of the proceeds therefrom,
(i) the Consolidated Coverage Ratio would have been equal to or greater than 2 to 1 and (ii) the Indebtedness to Consolidated Net Worth ratio with respect to

Indebtedness incurred is not greater than 9.0 to I on or prior to September 30, 1995, not greater than 6.75 to 1 on or prior to September 30, 1996, not greater than 4.5 to 1 on or prior to September 30, 1997 and not greater than 3.0 to 1 on or prior to September 30, 1998 with respect to Indebtedness incurred thereafter.

      (b) Notwithstanding the foregoing, (i) the Guarantor may incur the Guarantee of the Notes; (ii) the Company may incur Permitted Company Refinancing Indebtedness; (iii) any Subsidiary may incur Permitted Subsidiary Refinancing Indebtedness; (iv) the Company may incur Indebtedness to any Wholly-Owned Subsidiary, and any Subsidiary may incur Indebtedness solely to the Company or to any Wholly-Owned Subsidiary of the Company, and (v) the Company and the Guarantor may incur additional Indebtedness pursuant to their secured lines of credit to satisfy obligations to vendors and subcontractors for construction work in progress performed by the Company and Guarantor during the term of this Indenture and to purchase lots pursuant to purchase agreements or options with respect to which the Company has received nonrefundable deposits. Such construction work in progress shall include homes and land improvements in process and future construction of homes pursuant to purchase contracts with non-refundable deposits.

      (c) Any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Subsidiary at the time it becomes a Subsidiary.

      SECTION 10.10. LIMITATION ON RESTRICTED PAYMENTS.

      (a) The Company and the Guarantor will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, make any Restricted Payment, unless:

            (i) no Default or Event of Default shall have occurred (or an event that through the passage of time or the giving of notice, or both, would become an Event of Default) and be continuing at the time of or immediately after giving effect to such Restricted Payment;

            (ii) at the time of and immediately after giving effect to such Restricted Payment, the Company would be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
      Section 10.9(a); and

            (iii) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of (A) 50% of the Consolidated Net Income of the Company and the Guarantor and their respective Subsidiaries (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) during the period (treated as one accounting period) subsequent to December 31, 1993 and ending on the last day of the fiscal quarter immediately preceding the date of such Restricted Payment; (B) the aggregate Net Cash Proceeds, and the fair market value of the property other than cash (as determined in good faith by the Company's and/or the Guarantor's Board of Directors, as the case may be, and evidenced by a resolution of such Board), received by the Company or the Guarantor during such period from any person other than a Subsidiary of the Company or the Guarantor as a result of the issuance or sale of Capital Stock of the Company or the Guarantor, as the case may be, (other than any Disqualified Stock), other than in connection with the conversion of Indebtedness or Disqualified Stock; plus (C) the aggregate Net Cash Proceeds, and the fair market value of property other than cash (as determined in good faith by the Company's or the Guarantor's Board of Directors and evidenced by a resolution of such Board), received by the Company or the Guarantor during such period from any person other than a Subsidiary of the Company or the Guarantor as a result of the issuance or sale of any Indebtedness or Disqualified Stock to the extent that at the time the determination is made such Indebtedness or Disqualified Stock, as the case may be, has been converted into or exchanged for Capital Stock of the Company or the Guarantor (other than Disqualified Stock).

      (b) Notwithstanding the foregoing, and provided that no Default or Event of Default has occurred (or an event that through the passage of time or the giving of notice, or both, would become an Event of Default) and is continuing at the time, or shall occur as a result, of any of the actions contemplated in clause (i) above, the above limitations will not prevent (i) the payment of any dividend within sixty (60) days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions hereof; (ii) the purchase, redemption, acquisition or retirement of any shares of Capital Stock of the Company or the Guarantor in exchange for, or out of the net proceeds of the substantially concurrent sale of, other shares of Capital Stock (other than Disqualified Stock) of the Company or the Guarantor; (iii) the defeasance, redemption or retirement of Indebtedness of the Company which is pari passu or subordinate in right of payment to the Notes, in exchange for, by conversion into, or out of the net proceeds of the substantially concurrent issue or sale of Capital Stock (other than Disqualified Stock) of the Company or the Guarantor; or (iv) distributions by the Company or the Guarantor to their respective shareholders which, subsequent to the Issue Date, do not exceed:

      (A) an amount equal to the sum, for all federal income taxable years of the Company and the Guarantor ending subsequent to the Issue Date and during which the Company and the Guarantor are qualified as "S" corporations under Subchapter S of the Internal Revenue of 1986, as amended (the "Code"), of the greater of (x) the sum of (I) the product of (i) all items of income, less all items of deduction allocable to the Company's and the Guarantor's shareholders for federal income tax purposes for each such year as a result of the Company's and the Guarantor's S Corporation status, multiplied by (ii) the highest individual federal income tax rate for each taxable year, minus (II) all items of credit allocable to the Company's and the Guarantor's shareholders for federal income tax purposes for each year, and (y) the amount determined under clause 10.10(a)(iii)(A) hereof for federal alternative minimum tax purposes ("Permitted Federal Tax Distributions");

      (B) an amount equal to the sum, for all state and local income taxable years of the Company ending subsequent to the Issue Date of the greater of, for each such year (x) the sum of (I) the product of (i) all items of income, less all items of deduction allocable to the Company's shareholders for state and local income tax purposes for each such taxable year under the provisions of the relevant local revenue and taxation code (the "Local Code"), consistent with Subchapter S of the Code or any comparable term under the Local Code, multiplied by the highest individual income tax rate under the Local Code, minus (II) all items of credit allocable to the Company's and the Guarantor's shareholders for Local Code purposes for each taxable year and (y) the amount determined under clause 10.10(a)(iii)(A) hereof for alternative minimum tax purposes under the Local Code (together with Permitted Federal Tax Distributions, "Permitted Tax Distributions"); and

      (C) an amount equal to the balance of the Company's and the Guarantor's accumulated adjustments account (as defined in the Code) as of the date the Company or the Guarantor makes an initial public offering, if it should do so; provided that such amount does not exceed the net proceeds from any such initial public offering and is made within one month prior to or after such initial public offering.

      No distributions shall be made pursuant to subparagraphs (A), (B) or (C) of clause (iv) above (1) unless and until the Company and/or the Guarantor has entered into a binding agreement with each shareholder requiring each shareholder to refund to the Company and/or the Guarantor any amount distributed thereby under clause (iv) that is later found to be in excess of the amount permitted to the distributed thereunder and (2) if such a refund is in fact required, that all refunds required actually have been received by the Company.

      Not later than the date of making any Restricted Payment, the Company and/or the Guarantor, as the case may be, shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by the covenants contained in this Section 10.10 were computed, which calculations may be based upon the Company's and/or the Guarantor's latest available financial statements.

      SECTION 10.11. LIMITATION ON SALE OF ASSETS.

      (a) The Company and the Guarantor will not, and will not permit any respective Subsidiary thereof to, make any Asset Sales unless:

            (i) the Company or the Guarantor (or their Subsidiaries, as the case may be) receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Company's or the Guarantor's Board of Directors, as the case may be, and evidenced by a resolution of such Board in the case of any Asset Sales or series of related Asset Sales); and

            (ii) the Net Available Proceeds received by the Company or the Guarantor (or their respective Subsidiaries, as the case may be) from such Asset Sale are applied in accordance with paragraph (b) or (c) hereof.

      (b) The Company may, within three hundred sixty (360) days following the receipt of Net Available Proceeds from any Asset Sale, apply such Net Available Proceeds to: (i) the repayment of Indebtedness of the Company under the Bank Credit Facility or other Senior Indebtedness of the Company, or Senior Indebtedness of the Guarantor, provided that any such repayment shall result in a permanent reduction in any revolving credit or other commitment relating thereto equal to the principal amount so repaid; or (ii) make an investment in capital assets used in the Principal Business.

      (c) If, upon completion of the 360-day period, any portion of the Net Available Proceeds of any Asset Sale shall not have been applied by the Company as described in clauses 10.11(a)(i) or (ii) and such remaining Net Available Proceeds, together with any remaining net cash proceeds from any prior Asset Sale (such aggregate constituting "Excess Proceeds"), exceeds $1,000,000, then the Company will be obligated to make an offer (the "Net Proceeds Offer") to purchase Notes having an aggregate principal amount equal to the Excess Proceeds (such purchase to be made on a pro rata basis if the amount available for such repurchase is less than the principal amount of the Notes tendered in such Net Proceeds Offer) at a purchase price of 100% of the principal amount thereof plus accrued interest, if any, to the date of repurchase (the "Net Proceeds Payment Date"). Upon the completion of Net Proceeds Offer, the amount of Excess Proceeds will be reset to zero.

      (d) Notice of a Net Proceeds Offer to purchase the Notes will be made on behalf of the Company not less than twenty-five (25) Business Days nor more than sixty (60) Business Days before the Net Proceeds Payment Date. Notes tendered to the Company pursuant to a Net Proceeds Offer will cease to accrue interest after the Net Proceeds Payment Date. For purposes of this covenant, the term "Net Proceeds Offer Amount" means the principal of Outstanding Notes in an aggregate principal amount equal to any remaining Net Available Proceeds (rounded to the next lowest $1,000). If the Net Proceeds Payment Date is on or after an interest payment Record Date and on or before the related Interest Payment Date, any accrued interest will be paid to the person in whose name a Note is registered at the close of business on such Record Date, and no additional interest will be payable to Holders who tender Notes pursuant to the Net Proceeds Offer, except to the extent that less than the entire principal amount tendered thereby is purchased by the Company. Any such Net Proceeds Offer shall comply with all applicable provisions of federal and state laws regulating such offers, including, but not limited to, Section 14(e) of the Exchange Act and Rule 14e-1 thereunder, and any provision of this Indenture which conflicts with such laws shall be deemed to be suspended by the provisions of such laws.

      (e) On the Net Proceeds Payment Date, the Company will (i) accept for payment Notes or portions thereof pursuant to the Net Proceeds Offer in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount of Notes as has been tendered, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount of Notes as has been tendered and (iii) deliver, or cause to be delivered to the Trustee, the Notes so accepted together with an Officers' Certificate identifying the Notes or portions thereof tendered to and accepted by the Company. If the aggregate principal amount of Notes tendered exceeds the Net Proceeds Offer Amount, the Trustee will select the Notes to be purchased (in integral multiples of $1,000) pro rata or by lot based on the principal amount of Notes so tendered. The Paying Agent will promptly mail or deliver to Holders so accepted payment in an amount equal to the purchase price, and the Company will execute and the Trustee will promptly authenticate and mail or make available for delivery to such Holders a new Note equal in principal amount to any unpurchased portion of the Notes surrendered. Any Notes not so accepted will be promptly mailed or delivered to the Holder thereof at the Company's expense. For purposes of this Section, the Trustee will act as the Paying Agent.

      (f) During the period between any Asset Sale and the application of the Net Available Proceeds therefrom in accordance with this Section, all Net Available Proceeds shall be maintained by the Company in a segregated account and shall be invested in Permitted Financial Investments.

      SECTION 10.12. LIMITATION ON LIENS SECURING INDEBTEDNESS.

      The Company and the Guarantor will not, and will not permit any Subsidiary thereof to, create, incur, assume or suffer to exist any Liens (other than Permitted Liens) upon any of their respective properties securing (i) any Indebtedness of the Company (other than Senior Indebtedness of the Company), unless the Notes are equally and ratably secured or (ii) any Indebtedness of the Guarantor (other than Senior Indebtedness of such Guarantor) unless the Guarantee is equally and ratably secured; provided, however, that if such Indebtedness is expressly subordinated to the Notes or the Guarantee, the Lien securing such Indebtedness will be subordinated and junior to the Lien securing the Notes or the Guarantee, with the same relative priority as such Subordinated Indebtedness of the Company or the Guarantor will have with respect to the Notes or the Guarantee, as the case may be, and provided further that the terms and conditions of any Lien securing the Notes shall be acceptable to the Trustee. The Trustee shall not be required to foreclose or realize on any Lien securing the Notes if in the judgment of the Trustee, to do so would expose the Trustee to liability for which the Trustee believes it would not be adequately indemnified.

      SECTION 10.13. LIMITATION ON PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

      The Company and the Guarantor shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock, or any other interest or participation in or measured by its profits owned by the Company or the Guarantor or a Subsidiary of the Company or the Guarantor, (ii) pay any Indebtedness owed to the Company or the Guarantor or a Subsidiary of the Company or the Guarantor; (iii) make loans or advances to the Company or the Guarantor or a Subsidiary of the Company or the Guarantor, except for such loans or advances in the ordinary course of business and to the Company and to the Guarantor; or (iv) transfer any of its properties or assets to the Company or the Guarantor or a Subsidiary of the Company or the Guarantor (each, a "Payment Restriction"), except for (A) encumbrances or restrictions with respect to Senior Indebtedness in effect on the Issue Date; (B) consensual encumbrances or consensual restrictions binding upon any Person at the time such Person becomes a Subsidiary of the Company or the Guarantor (unless the agreement creating such consensual encumbrance or consensual restrictions was entered into in connection with, or in contemplation of, such entity becoming a Subsidiary); (C) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Subsidiary; (D) customary restrictions in security agreements or mortgages securing Indebtedness of a Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements and mortgages;
(E) customary restrictions in purchase money obligations for property acquired in the ordinary course of business restricting the transfer of the property acquired thereby; (F) consensual encumbrances or restrictions under any agreement that refinances or replaces any agreement described in clauses (A),
(B), (C), (D) or (E) above, provided that the terms and conditions of any such restrictions are no less favorable to the holders of the Notes than those under the agreement so refinanced or replaced; and (G) customary non-assignment provisions in leases, purchase money financings and any encumbrance or restriction due to applicable law.

      SECTION 10.14. LIMITATION ON TRANSACTIONS WITH AFFILIATES.

      The Company and the Guarantor will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, (i) sell, lease, transfer or otherwise dispose of any of its property, assets or securities to, (ii) purchase or lease any property, assets or securities from, (iii) make any Investment in, or (iv) enter into or amend any contract or agreement with or for the benefit of, either (A) an Affiliate of any of them, (B) any Person or Persons who is a member of a group (as such term is used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) that, directly or indirectly, is the beneficial holder or the Guarantor of 5% or more of any class of equity securities of the Company, (C) any Person who is an Affiliate of any such holder, or (D) any officers, directors, or employees of any of the above (each case under (A), (B), (C) and (D), an "Affiliate Transaction"), unless such Affiliate Transaction is pursuant to an employee incentive program customary in the industry, is a transaction involving the sale or transfer of a completed housing unit between the Company, the Guarantor and any of their respective Subsidiaries or a joint venture partnership in which the Company, the Guarantor or their respective Subsidiaries are a joint venture partner in a manner consistent with customary business practice of homebuilders located in Arizona, is "arm's length" or as a whole is on terms that are not less favorable to the Company or the Guarantor, as the case may be, than those that could have been obtained in a comparable transaction with a person that is not an Affiliate and is approved by a majority of the Directors, and with respect to Affiliate Transactions in one or a series of related transactions (to either party) in excess of $250,000 per Affiliate Transaction, the Company will provide the Trustee with an Officers' Certificate addressed and delivered to the Trustee stating that such Affiliate Transaction has been approved by a majority of the Disinterested Directors and has been approved by a majority of the Disinterested Directors and is made in good faith, the terms of which are fair and reasonable to the Company or the Guarantor or such Subsidiary, as the case may be, or, with respect to Affiliate Transactions between the Company or the Guarantor and their respective Subsidiaries, to the Company or the Guarantor and are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, or with respect to Affiliate Transactions between the Company or the Guarantor and their respective Subsidiaries by the Company or the Guarantor in a comparable transaction made on an arm's length basis with Persons who are not affiliated with the Company or the Guarantor or such Subsidiary and otherwise in compliance with this Indenture; provided, that with respect to any Affiliate Transaction with an aggregate value (to either party) in excess of $1,000,000, the Company or the Guarantor, as the case may be, must, prior to the consummation thereof, obtain a written favorable opinion as to the fairness of such transaction to itself from a financial point of view from an independent investment banking firm; provided, further, that the Company will not purchase or sell land from or to an Affiliate except (a) as provided above, or (b) if the purchase or sale is between MI and MHC at the same price originally paid by the selling party, or
(c) the sales price is based on fair market value supported by an independent MAI appraisal.

      SECTION 10.15. LIMITATION ON FUTURE SENIOR SUBORDINATED INDEBTEDNESS.

      The Company and the Guarantor and their respective Subsidiaries shall not incur any Indebtedness other than the Notes that is pari passu or subordinated in right of payment to any other Indebtedness of the Company unless such Indebtedness, by its terms, is subordinated to the Notes; provided, that if the Indebtedness is for the purpose of refinancing the Notes, the Company and the Guarantor and their respective Subsidiaries shall be permitted to incur Indebtedness that is pari passu in right of payment to the Notes. The Guarantor shall not incur any Indebtedness other than the Guarantee that is subordinated in right of payment to any other Indebtedness of the Guarantor unless such Indebtedness, by its terms, is pari passu or subordinated to the Guarantee. Provided, however, that the Company and the Guarantor and their respective Subsidiaries may issue up to $20,000,000 additional Indebtedness that ranks pari passu with the Notes (provided that the Company and the Guarantor continues to be in compliance with all covenants hereof and all applicable ratios referenced herein upon such issuance applicable thereto) upon the occurrence of either of the following events: (a) after completion of an initial public offering of the Company of at least $5,000,000; or (b) on or after October 15, 1998, whichever first occurs.

      SECTION 10.16. CHANGE OF CONTROL.

      (a) Within thirty (30) days following the occurrence of any Change of Control, the Company shall offer (a "Change of Control Offer") to purchase all outstanding Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the date of purchase. The Change of Control Offer shall be deemed to have commenced upon mailing of the notice described in the next succeeding paragraph and shall terminate twenty
(20) Business Days after its commencement, unless a longer offering period is then required by law. Promptly after the termination of the Change of Control Offer (the "Change of Control Payment Date"), the Company shall purchase and mail or deliver payment for all Notes tendered in response to the Change of Control Offer. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Notes pursuant to the Change of Control Offer.

      (b) Within thirty (30) days after any Change of Control, the Company (with notice to the Trustee), or the Trustee at the Company's request, will mail or cause to be mailed to all Holders on the date of the Change of Control a notice (the "Change of Control Notice") of the occurrence of such Change of Control and of the Holders' rights arising as a result thereof. The Change of Control Notice will contain all instructions and materials necessary to enable Holders to tender their Notes to the Company. The Change of Control Notice, which shall govern the terms of the Change of Control Offer, shall state: (1) that the Change of Control Offer is being made pursuant to this Section ; (2) the purchase price and the Change of Control Payment Date; (3) that any Note not tendered will continue to accrue interest; (4) that any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date; (5) that Holders electing to have a Note purchased pursuant to any Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to termination of the Change of Control Offer; (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Change of Control Offer, or such longer period as may be required by law, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased; and (7) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

      (c) On the Change of Control Payment Date, the Company shall, and with respect to clause (ii) below, the Company and/or the Guarantor shall, (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Notice, (ii) if the Company appoints a depository or Paying Agent, deposit with such depository or Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate identifying the Notes or portions thereof tendered to and accepted by the Company. The depository, the Company or the Paying Agent, as the case may be, shall promptly mail to the Holder of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. For purposes of this Section, the Trustee shall act as the Paying Agent.

      (d) The Company, to the extent applicable and if required by law, will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any offer by the Company to purchase the Notes at the option of the Holders upon a Change of Control.

      SECTION 10.17. MAINTENANCE OF CONSOLIDATED TANGIBLE NET WORTH

      If the Company's and the Guarantor's Consolidated Tangible Net Worth at the end of each of any two consecutive fiscal quarters (the last day of the second such fiscal quarter being referred to as a "Deficiency Date") is less than $1,500,000 (the "Minimum Consolidated Net Worth"), then the Company shall, no later than sixty (60) days after a Deficiency Date (or one hundred twenty
(120) days if a Deficiency Date is also the end of the Company's fiscal year), offer to purchase (a "Net Worth Offer") Notes in a principal amount equal to 10% of the principal amount of Notes originally issued under this Indenture (or such lesser amount as may be outstanding at the time the Net Worth Offer is made) (the "Net Worth Offer Amount") at a purchase price equal to 100% of the aggregate principal amount of such

Notes, plus accrued and unpaid interest to the purchase date (the "Net Worth Purchase Price"). The Net Worth Offer shall remain open for a period of twenty
(20) Business Days following its commencement and no longer, unless a longer period is required by law (the "Net Worth Offer Period"). Three (3) business days after the termination of the Net Worth Offer Period (the "Net Worth Payment Date"), the Company shall purchase and the Paying Agent shall mail or deliver payment for the Net Worth Offer Amount of Notes tendered, pro rated over such tendered Notes to the nearest $1,000 principal amount, or, if less than the Net Worth Offer Amount has been tendered, all Notes tendered in response to the Net Worth Offer. In no event shall the Company's failure to meet the Minimum Consolidated Tangible Net Worth at the end of any fiscal quarter require the making of more than one Net Worth Offer. The principal amount of Notes to be purchased pursuant to a Net Worth Offer may be reduced by the principal amount of Notes acquired by the Company subsequent to the Deficiency Date and surrendered to the Trustee for cancellation through purchase or redemption (other than pursuant to a Change of Control Offer).

      Notice of a Net Worth Offer shall be mailed by the Company to all Holders at their last registered address upon the commencement of the Net Worth Offer. The Net Worth Offer shall remain open from the time of mailing until three Business Days before the Net Worth Payment Date. The notice shall contain all instructions and material necessary to enable such Holders to tender Notes pursuant to a Net Worth Offer. The notice, which (to the extent consistent with this Indenture) shall govern the terms of a Net Worth Offer, shall state: (1) that the Net Worth is being made pursuant to this Section 10.17; (2) the Net Worth Offer Amount, the Net Worth Purchase Price (including the amount of accrued and unpaid interest) and the Net Worth Payment Date; (3) that any Note not tendered or accepted for payment and for which payment is made pursuant to the Net Worth Purchase Offer shall cease to accrue interest on and after the Net Worth Payment Date; (5) that Holders electing to have a Note purchased pursuant to a Net Worth Purchase Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent (which may not for purposes of this Section 10.17, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice on or before the Net Worth Purchase Date; (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days prior to the Net Worth Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased; (7) that if Notes in a principal amount in excess of the Net Worth Offer Amount are tendered pursuant to the Net Worth Purchase Offer, the Company shall purchase Notes on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000 or integral multiples of $1,000 shall be acquired); and (8) that Holders whose Notes were purchased only in part will be issued new Notes of the same series equal in principal amount to the unpurchased portion of the Notes surrendered.

      Any such Net Worth Purchase Offer shall comply with all applicable provisions of federal and state laws regulating such offers, including but not limited to Section 14(e) of the Exchange Act and Rule 14e-1 thereunder, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws.

      No later than the Net Worth Payment Date, the Company (and/or the Guarantor with respect to (ii)) shall (i) accept for payment Notes or portions thereof tendered pursuant to the Net Worth Purchase Offer (on a pro rata basis if required pursuant to clause (7) above), (ii) deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price of all Notes or portions thereof so accepted together with the Officers' Certificate stating the Notes or portions thereof accepted for payment by the Company.

The Company shall execute and Trustee shall promptly authenticate and mail or deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be mailed promptly or delivered by the Paying Agent to the Holder thereof. The Company will notify the Holders of the results of the Net Worth Purchase Offer promptly after the Net Worth Payment Date.

      In addition to the foregoing provisions, in the event that the Company's and the Guarantor's Consolidated Tangible Net Worth at the end of each of two consecutive fiscal quarters is less than $2,000,000, the annual rate of interest on the Notes shall be increased by one percent (1%) from the annual rate of interest the Notes then bear, which adjusted rate of interest shall remain in effect from the Deficiency Date until the end of the fiscal year in which the Company's and the Guarantor's Consolidated Tangible Net Worth is equal to or exceeds $2,000,000. In the event that the Company's and the Guarantor's Consolidated Tangible Net Worth at the end of each of two consecutive fiscal quarters is less than the Minimum Consolidated Net Worth, the annual rate of interest on the Notes shall be increased by four percent (4%) from the annual rate of interest the Notes then bear unless the annual interest rate has already been and remains increased by one percent (1%) in accordance with the immediately preceding sentence, in which case the annual rate of interest shall be increased by three percent (3%) from the annual rate of interest the Notes then bear, such adjusted rate of interest in either situation remaining in effect from the Deficiency Date until the end of the fiscal year in which the Company's and the Guarantor's Consolidated Tangible Net Worth exceeds the Minimum Consolidated Net Worth.

      SECTION 10.18 ELECTION OF OUTSIDE DIRECTORS.

      No later than one hundred and eighty (180) days subsequent to the Issue Date ("Election Period"), the Company and the Guarantor shall use their best efforts to elect to each of their respective Boards of Directors two (2) additional Persons who are not employees of the Company or the Guarantor, any Subsidiaries of either the Company or the Guarantor or any Affiliate of the Company, the Guarantor or any Subsidiary thereof ("Outside Directors"). Such Outside Directors shall serve until the next annual meetings of the stockholders of the Company and the Guarantor held subsequent to their election or until their successors have been duly elected and qualified. In the event that the Company and the Guarantor have not elected two Outside Directors at the expiration of the Election Period set forth above, the annual interest rate on the Notes shall be increased by one and one-half percent (1.5%) from the annual rate of interest the Notes then bear, which adjusted rate of interest shall remain in effect from the first day subsequent to the Election Period until the date that both the Company and the Guarantor have elected two (2) Outside Directors to their respective Boards of Directors; provided, however, in the event that both the Company and the Guarantor have not elected two (2) Outside Directors upon the expiration of thirty (30) days after the expiration of the Election Period, the adjusted annual rate of interest on the Notes shall be increased an additional one tenth of one percent (.1%), which adjusted annual interest rate shall be further increased an additional one tenth of one percent (.1%) for each additional thirty (30) days that both the Company and the Guarantor have not elected two (2) Outside Directors to their respective Boards of Directors.

                                   ARTICLE 11

                             Subordination of Notes

      SECTION 11.1. NOTES SUBORDINATED TO SENIOR INDEBTEDNESS.

      The Company, for itself and its successors, and each Holder, by its acceptance of Notes, agrees that the payment of the principal of and interest on the Notes is subordinated, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness of the Company (hereinafter in this Article referred to as "Senior Indebtedness").

      This Article shall constitute a continuing offer of all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

      SECTION 11.2. NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES.

      Upon the Maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof, premium, if any, interest thereon and other amounts due thereon shall first be paid in full, no payment shall be made by or on behalf of the Company with respect to the principal of, premium, if any, or interest on the Notes.

      Upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration or otherwise, unless and until all principal thereof, premium, if any, and interest thereon and other amounts due thereon shall first be paid in full, no payment shall be made by or on behalf of the Company with respect to the principal of, premium, if any, or interest on the Notes. Upon the happening of any default in the payment of any principal of or interest on or other amounts due on any Senior Indebtedness of the Company ("Payment Default"), then, unless and until such default shall have been cured or waived or have ceased to exist, no payment shall be made by or on behalf of the Company with respect to the principal of premium, if any, or interest on the Notes. Upon the happening of any default or event of default (other than a Payment Default) (including any event which with the giving of notice or the lapse of time or both would become an event of default and including any default or event of default which would result upon any payment with respect to the Notes) with respect to any Senior Indebtedness of the Company, as such default or event of default is defined therein or in the instrument or agreement or other document under which it is outstanding, then upon written notice thereof given to the Company and the Trustee which specifies the particular provision of the Indenture by a holder or holders of any Senior Indebtedness of the Company or their Representative ("Payment Notice") and for the period of 179 days following the delivery of such Payment Notice ("Payment Blockage Period") unless and until such event of default has been cured or waived or has ceased to exist or the Trustee receives notice from the holder or holders of the relevant Senior Indebtedness (or a representative) terminating the payment blockage period during the Payment Blockage Period, then (i) no payment of or with respect to the principal of or interest on the Notes (including any payment or distribution that may be payable or deliverable to holders of the Notes by reason of the payment of any other debt of the Company subordinated to the payment of the Notes) shall be made directly or indirectly by or on behalf of the Company and
(ii) no direct or indirect payment shall be made by or on behalf of the Company with respect to any repurchase, redemption or other retirement of any of the Notes for cash or property or otherwise. At the expiration of such Payment Blockage Period, the Company shall, subject to the existence of certain conditions, promptly pay to the Trustee all sums due and not paid during such Payment Blockage Period as a result thereof. Only one such Blockage Period may be commenced within any 360 consecutive days. For purposes of such provision, no event of default which existed or was continuing, on the date such Payment Blockage Period commenced shall be or be made the basis for the commencement of any subsequent Payment Blockage Period by the holder or holders of such Senior Indebtedness (or a representative of such holder or holders) unless such event of default is cured or waived or has ceased to exist for a period of not less than 90 consecutive days.

      In furtherance of the provisions of the first Section of this Article, in the event that, notwithstanding the foregoing provisions of this Section, any payment with respect to the principal of or interest on the Notes shall be made by or on behalf of the Company, and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), at a time when such payment was prohibited by the provisions of this Section, then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Sections 11.6 and 11.7) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of and shall be immediately paid over to the holders of Senior Indebtedness or their Representative, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness.

      The provisions of this Section shall not modify or limit in any way the application of the following Section.

      The Company shall give prompt written notice to the Trustee of any default in the payment of any Senior Indebtedness or any acceleration under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued. Without limiting the effect of Section 11.6 hereof, failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness or the application of the other provisions provided in this Article.

      SECTION 11.3. NOTES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR
                    INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE COMPANY.

      In the event of any Insolvency or Liquidation Proceeding with respect to the Company, all amounts payable in respect of any Senior Indebtedness shall first be paid in full before the Holders are entitled to receive any direct or indirect payment or distribution of any cash, property or securities on account of principal of or interest on the Notes or any other payment with respect to the Notes.

      The holders of Senior Indebtedness shall be entitled to receive directly, for application to the payment of Senior Indebtedness (to the extent necessary to pay in full all Senior Indebtedness, whether or not due, including specifically, without limitation, all Post-Commencement Interest, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding, after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness), any payment or distribution of any kind or character, whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes which may be payable or deliverable in respect of the Notes in any such Insolvency or Liquidation Proceeding.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or any Paying Agent or the Holder of any Note shall have received any payment from or distribution of assets of the Company or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Notes, whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reasons of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes, before all Senior Indebtedness (whether or not due including specifically, without limitation, all Post-Commencement Interest, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding) is paid in full, then and in such event such payment or distribution shall be received and held in trust by the Trustee, any such Paying Agent or Holder for and shall be paid over to the holders of Senior Indebtedness (to the extent necessary to pay in full all such Senior Indebtedness, whether or not due, including specifically, without limitation, all Post-Commencement Interest thereon, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding), after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

      The Company shall give prompt written notice to the Trustee of any Insolvency or Liquidation Proceeding with respect to it.

      SECTION 11.4. HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR
                    INDEBTEDNESS.

      After all amounts payable under or in respect of Senior Indebtedness (whether or not due) are paid in full, the Holders shall be subrogated (without any duty on the part of the holders of Senior Indebtedness to warrant, create, effectuate, preserve or protect such subrogation), to the extent of the payments or distributions made to the holders of Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all other Indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as the Notes are so subordinate and subject in right of payment and which is entitled to like rights and subrogation), to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness, until the principal of and interest on the Notes shall be paid in full. For the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      SECTION 11.5. OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

      Nothing contained in this Article or elsewhere in this Indenture or in any
Note is intended to or shall impair, by and among the Company, the Guarantor and any Subsidiary Guarantor and the Holders, the obligations of the Company and the Guarantor and any Subsidiary Guarantor, which are absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency or Liquidation Proceeding is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      SECTION 11.6. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN
                    ABSENCE OF NOTICE.

      The Trustee or any Paying Agent (other than the Company) shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or such Paying Agent unless and until the Trustee or any Paying Agent shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any Representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects conclusively to assume that no such fact exists. Nothing in this Section is intended to or shall relieve any Holder from the obligations imposed under Sections 11.2 and 11.3 with respect to money or other distributions received in violation of the provisions thereof.

      SECTION 11.7. APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

      All money and U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 4.1 shall be for the sole benefit of the Holders and shall not be subject to this Article. Otherwise, any deposit of assets by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of this Article provided that, if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Note) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 11.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The preceding sentence shall be construed solely for the benefit of the Trustee and each Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.

      SECTION 11.8. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF
                    THE COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

      No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions in this Article shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

      SECTION 11.9. HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF
                    NOTES.

      Each Holder of Notes by his acceptance thereof (i) authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and to protect the rights of the Holders pursuant to this Indenture, and
(ii) appoints the Trustee his attorney-in-fact for such purpose, including in the event of any Insolvency or Liquidation Proceeding with respect to the Company, the timely filing of a claim for the unpaid balance of his Notes in the form required in said proceeding and the causing of such claim to be approved. If the Trustee shall not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their Representative shall have the right to file an appropriate claim for and on behalf of the Holders. Nothing herein contained shall be deemed to authorize the Trustee or any holder of Senior Indebtedness or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee or any holder of Senior Indebtedness or their Representative to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 11.10. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

      The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      SECTION 11.11. ARTICLE 11 NOT TO PREVENT EVENTS OF DEFAULT.

      The failure to make a payment of principal of or interest on the Notes by reason of any provision of this Article shall not be construed as preventing the occurrence of a Default or an Event of Default.

      SECTION 11.12. PAYMENT.

      A payment with respect to a Note or with respect to principal of or interest on a Note shall include, without limitation, payment of principal of (and premium, if any) and interest on any Note, any depositing of funds under
Article 4, any payment on account of any mandatory or optional repurchase or redemption of any Note (including payments pursuant to Section 10.11, Section
10.16 or Section 10.17) and any payment or recovery on any claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the offer, sale or purchase of any Note, provided that any such payment, deposit, other payment or recovery (i) not prohibited pursuant to this Article at the time actually made shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter and (ii) made by or from any person other than the Company shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter except to the extent such Person recovers any such amount paid from the Company, whether pursuant to rights of indemnity, rescission or otherwise.

                                   ARTICLE 12

                               Redemption of Notes

      SECTION 12.1. RIGHT OF REDEMPTION AND REDEMPTION PRICES.

            (a) The Notes may be redeemed in the manner, on the dates and at the redemption prices specified in this Section .

            (b) The Notes may be redeemed at the option of the Company, in whole or in part (in any integral multiple of $1,000), at any time on or after October 15, 1998, upon notice as set forth in Section 12.2, at the following redemption prices (expressed as percentages of the principal amount), together with accrued and unpaid interest to and including the date fixed for redemption, if redeemed during the 12-month period beginning October 15 of the following years:

                    Years                Redemption Price
                    -----                ----------------
                    1998                     106.500%
                    1999                     103.250%
                    2000 and thereafter      100.0%

            (c) In addition, the Notes may be redeemed at the option of the Company upon completion by the Company of an initial public offering in excess of $10.0 million at a purchase price equal to 100% of the principal amount to be redeemed, plus the interest rate the Notes then bear, together with accrued and unpaid interest to and including the dated fixed for redemption upon notice as set forth in Section 12.2; provided, however, the Company cannot redeem Notes aggregating more than 25% of the outstanding principal balance of the Notes pursuant to the provisions hereof.

      SECTION 12.2. NOTICE OF REDEMPTION; PARTIAL REDEMPTION.

      In case the Company shall desire to exercise such right to redeem all, or, as the case may be, any part of the Notes in accordance with the foregoing rights, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least thirty (30) and not more than sixty (60) days prior to the date fixed for redemption to the Holders of Notes to be redeemed as a whole or in part at their last addresses as the same appear on the books of transfer agent. Such mailing shall be by first class mail. Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note selected for redemption in whole or in part shall not affect the validity of the proceeding for the redemption of any other Note or portion thereof.

      Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Notes are to be redeemed, and shall state that payment of the redemption price of the Notes to be redeemed, together with accrued interest to the date fixed for redemption, will be made at the office or agency to be maintained by the Company in accordance with this Indenture (or, if desired by the Company, at the Corporate Trust Office of the Trustee), upon presentation and surrender of such Notes and that from and after such date interest thereon will cease to accrue. If less than all the Notes are to be redeemed, the notice shall specify the particular Notes to be redeemed in whole or in part. In case any Note is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed, and that on and after the redemption date, upon surrender of any such Note, a new Note or Notes in principal amount equal to the unredeemed portion of such Note will be issued.

      The Trustee, upon the written request of the Company delivered to the Trustee at least 15 days prior to the last permissible date on which notice of redemption must be given (or such shorter period as shall be acceptable to the Trustee) shall, for and on behalf of and in the name of the Company, give notice of the redemption of Notes as hereinabove provided (whether or not the Trustee shall hold at the time of the giving of such notice sufficient cash to effect such redemption).

      If less than all the Notes are to be redeemed, the Company shall give to the Trustee at least 60 days' notice (or such shorter notice as may be acceptable to the Trustee) in advance of the redemption date as to the aggregate principal amount of Notes to be redeemed, and the Trustee shall select by lot, or in such other manner as, in its discretion, it shall deem appropriate and fair, the Notes or portions thereof to be redeemed. In making such selection, the Trustee may provide for selection of Notes of denominations of less than $1,000 only as a whole.

      SECTION 12.3. PAYMENT OF NOTES CALLED FOR REDEMPTION.

      If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of Notes specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date of redemption (unless the Company shall make default in the payment of such Notes at the redemption price, together with interest accrued thereon to the date fixed for redemption) interest on the Notes or portions of Notes so called for redemption shall cease to accrue, and such Notes and portions of Notes shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Indenture except to receive payment of the redemption price, together with accrued interest to the date fixed for redemption. On presentation and surrender of such Notes at said place of payment in said notice specified, such Notes or specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

      Upon presentation of any Note which is redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in principal amount equal to the unredeemed portion of the Note so presented.

      SECTION 12.4. REDEMPTION MONEYS TO BE DEPOSITED WITH TRUSTEE OR PAYING
                    AGENTS.

      At least one Business Day prior to the date fixed for the redemption of any Notes as hereinbefore provided in this Article, the Company and/or the Guarantor or any Subsidiary Guarantor shall deposit in trust with the Trustee, or at its option with any Paying Agent, cash sufficient to redeem the Notes to be redeemed on such date, at the redemption price, together with interest accrued to the date fixed for redemption.

                                   ARTICLE 13

                                    Guarantee

      SECTION 13.1. UNCONDITIONAL GUARANTEE.

      Each Subsidiary Guarantor and the Guarantor hereby, jointly and severally, unconditionally guarantees (such guarantee to be referred as the "Guarantee") to each Holder and to the Trustee, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company, the Guarantor or Subsidiary Guarantor, if any, under this Indenture, the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all other amounts due and payable under this Indenture and the Notes by the Company whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Notes, to the extent lawful, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 13.4.

      Failing payment when due of any amount so guaranteed for whatever reason, the Guarantor will be obligated to pay the same immediately. Each Subsidiary Guarantor and the Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor and the Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor and the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor and the Guarantor, any amount paid by the Company or any Subsidiary Guarantor and the Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor and the Guarantor agrees it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor and the Guarantor further agrees that, as between each Subsidiary Guarantor and the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 5, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor and the Guarantor for the purpose of this Guarantee.

      Failing payment of the Guarantee, for whatever reason, the Company will be obligated to pay, or to perform, or cause the performance of, the same immediately. The Company hereby agrees that its obligation on the Notes shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Notes, the Guarantee or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery or any judgment against the Company or any Subsidiary Guarantor and the Guarantor, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Company.

      The Guarantee of each Subsidiary Guarantor and the Guarantor and the obligations of the Company herein shall be, in the manner and to the extent set forth in Article 14, subordinated in right of payment to the prior payment when due of the principal of, premium, if any, and accrued and unpaid interest on all existing and future Senior Indebtedness of any Subsidiary Guarantor and the Guarantor and of the Company, as the case may be, and senior to the right of payment of principal of, premium, if any, and accrued and unpaid interest on all existing and future Subordinated Indebtedness of any Subsidiary Guarantor and the Guarantor and of the Company, as the case may be.

      SECTION 13.2. GUARANTOR MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

      (a) Except as set forth in Articles 4 and 5, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of any Guarantor with or into the Company or any other Guarantor or shall prevent any sale or conveyance of all or substantially all of its assets, to the Company or any other Guarantor.

      (b) The Company may not sell the Capital Stock of a Subsidiary Guarantor, or the Guarantor and a Subsidiary Guarantor or the Guarantor may not consolidate with or merge into or sell all or substantially all of its assets (in a single transaction or series of related transactions) to any Person other than the Company or a Subsidiary Guarantor (whether or not affiliated with the Company or the Guarantor), unless (i) with respect to a consolidation or merger of such Subsidiary Guarantor or the Guarantor, either (A)(1) the surviving corporation is a Subsidiary of the Company or, as a result of the transaction, becomes a Subsidiary of the Company, (2) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Tangible Net Worth of the surviving entity is equal to or greater than the Consolidated Tangible Net Worth of the Guarantor or the Subsidiary Guarantor, as the case may be, immediately before such transaction, (3) immediately after giving effect to such transaction on a pro forma basis, the Company would be able to incur at least $1.00 of additional Indebtedness under the test described in Section 10.9(a), (4) if the surviving corporation is not the Guarantor or the Subsidiary Guarantor, the surviving corporation agrees to assume such Guarantor's or Subsidiary Guarantor's Guarantee and all its obligations pursuant to this Indenture, and
(5) such transaction does not (x) violate any covenant in Sections 10.1 to
10.17 or (y) result in a Default or an Event of Default immediately thereafter that is continuing or (B)(1) such transaction is made in accordance with the covenant in Section 10.11 and (2) such transaction does not (x) violate any provision of Sections 8.1 to 8.3 or any other covenant in Sections 10.1 to
10.17 or (y) result in a Default or Event of Default immediately thereafter that is continuing and (ii) with respect to the sale of the Capital Stock or all or substantially all of the assets of such Guarantor or Subsidiary Guarantor, (A) such transaction is made in accordance with the covenant in
Section 10.11 and (B) such transaction does not (x) violate any provision of Sections 8.1 to 8.3 or any covenants under the Indenture or (y) result in a Default or Event of Default immediately thereafter that is continuing. In the case of any such consolidation, merger, sale or conveyance involving the assumption by the successor corporation of a Guarantor's or Subsidiary Guarantor's obligations under the Indenture, such successor shall assume such obligations by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee and shall assume the due and punctual performance of all the covenants and conditions of this Indenture to be performed by the Guarantor or the Subsidiary Guarantor. Upon execution and delivery of such supplemental indenture, such successor corporation shall succeed to and be substituted for the Guarantor or the Subsidiary Guarantor with the same effect as if it had been named herein as a Guarantor or a Subsidiary Guarantor. The Guarantor or

Subsidiary Guarantor shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such merger, consolidation, sale or transfer and such supplemental indenture comply with this Section 13.2 and all conditions precedent herein provided relative to such transaction have been complied with.

      SECTION 13.3. RELEASE OF THE GUARANTOR OR A SUBSIDIARY GUARANTOR.

      By undertaking all of the actions required in compliance with the terms of this Indenture, including but not limited to the provisions of Section 13.2(b), the Guarantor or a Subsidiary Guarantor, if any, shall be deemed released from all of its Guarantee and related obligations in this Indenture. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate and an Opinion of Counsel certifying that all conditions specified in this Indenture for such release have been satisfied in accordance with the provisions of this Indenture. Any Guarantor or Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this Article.

      SECTION 13.4. LIMITATION GUARANTOR'S LIABILITY.

      The Guarantor and each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the Holders and each Guarantor hereby irrevocably agrees that the obligations of each Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 13.5, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

      SECTION 13.5. CONTRIBUTION.

      In order to provide for just and equitable contribution by the Guarantor and each Subsidiary Guarantor, each Guarantor agrees, inter se, that in the event any payment or distribution is made by a Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's obligations with respect to the Guarantee; provided, however, that the liability of each Guarantor under the Guarantee shall not be limited in any manner by the foregoing.

      SECTION 13.6. EXECUTION AND DELIVERY.

      To further evidence the Guarantee set forth in Section 13.1, each Guarantor hereby agrees that a notation relating to such Guarantee, in substantially the form of Exhibit A-1, shall be endorsed on each Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of two Officers of each Guarantor.

      Each Subsidiary Guarantor and the Guarantor hereby agrees that its Guarantee set forth in Section 13.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation relating to such Guarantee.

      If an Officer of a Guarantor whose signature is on this Indenture or a Note no longer holds that office at the time the Trustee authenticates such Note or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

      The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of a Guarantor.

      SECTION 13.7. SEVERABILITY.

      In case any provision of this Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid. illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                                   ARTICLE 14

                          Subordination of Guarantee


      SECTION 14.1. GUARANTEE SUBORDINATED TO SENIOR INDEBTEDNESS.

      Each Guarantor or Subsidiary Guarantor, for itself and its successors, and each Holder, by his acceptance of Notes, agrees that the Guarantee of each such Guarantor is subordinated, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness of that Guarantor (hereinafter in this Article referred to as "Senior Indebtedness").

      This Article shall constitute a continuing offer of all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

      SECTION 14.2. NO PAYMENT ON GUARANTEE IN CERTAIN CIRCUMSTANCES.

      Upon the Maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof, interest thereon and other amounts due thereon shall first be paid in full, no payment shall be made by or on behalf of any Guarantor pursuant to the Guarantee with respect to the principal of or interest on the Notes.

      Upon the happening of any default in the payment of any principal of or interest on or other amounts due on any Senior Indebtedness (a "Payment Default"), then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by or on behalf of any Guarantor pursuant to the Guarantee with respect to the principal of or interest on the Notes.

      Upon the happening of any default or event of default (other than a Payment Default) (including any event which with the giving of notice or the lapse of time or both would become an event of default and including any default or event of default which would result upon any payment pursuant to the Guarantee with respect to the Notes) with respect to any Senior Indebtedness of such Guarantor, as such default or event of default is defined therein or in the instrument or agreement or other document under which it is outstanding, then upon written notice thereof given to any Guarantor and the Trustee by a holder or holders of any Senior Indebtedness or their Representative ("Payment Notice"), no payment shall be made by or on behalf of a Guarantor pursuant to the Guarantee with respect to the principal of, premium, if any, or interest on the Notes, during the period (the "Payment Blockage Period") commencing on the date of such receipt of such Payment Notice and ending on the earlier of (i) the date, if any, on which such default is cured or waived or ceases to exist or (ii) the date, if any, on which the Senior Indebtedness to which such default relates is discharged; provided, however, that no default or event of default (other than a Payment Default) shall prevent the making of any payment for more than 179 days after the Payment Notice shall have been given. Notwithstanding the foregoing, (i) not more than one Payment Notice shall be given within a period of 360 consecutive days, and (ii) no event of default which existed or was continuing on the date of any Payment Notice shall be made the basis for the giving of a subsequent Payment Notice unless all such events of default shall have been cured or waived for a period of at least 180 consecutive days after such date, and (iii) if any Guarantor or the Trustee receives any Payment Notice, a similar notice relating to or arising out of the same default or facts giving rise to such default (whether or not such default is on the same issue of Senior Indebtedness) shall not be effective for purposes of this.paragraph.

      In furtherance of the provisions of Section 14.1, in the event that, notwithstanding the foregoing provisions of this Section, any payment with respect to the principal of or interest on the Notes shall be made by or on behalf of any Guarantor, and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), at a time when such payment was prohibited by the provisions of this Section, then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Sections 14.6 and 14.7) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of and shall be immediately paid over to the holders of Senior Indebtedness or their Representative, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness.

      The provisions of this Section shall not modify or limit in any way the application of Section 14.3.

      Each Guarantor shall give prompt written notice to the Trustee of any default in the payment of any Senior Indebtedness of such Guarantor or any acceleration under any such Senior Indebtedness or under any agreement pursuant to which such Senior Indebtedness may have been issued. Without limiting the effect of Section 14.6 hereof, failure to give such notice shall not affect the subordination of the Guarantee to the Senior Indebtedness or the application of the other provisions provided in this Article.

      SECTION 14.3. GUARANTEE SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR
                    INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF A GUARANTOR.

      In the event of any Insolvency or Liquidation Proceeding with respect to any Guarantor, all amounts payable in respect of any Senior Indebtedness of such Guarantor shall first be paid in full before the Holders are entitled to receive any direct or indirect payment or distribution of any cash, property or securities pursuant to the Guarantee on account of principal of or interest on the Notes or any other payment with respect to the Notes.

      The holders of Senior Indebtedness shall be entitled to receive directly, for application to the payment of Senior Indebtedness (to the extent necessary to pay in full all Senior Indebtedness, whether or not due) any payment or distribution of any kind or character, (whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Guarantor being subordinated to the payment of the Guarantee) which may be payable or deliverable in respect of the Guarantee in any such Insolvency or Liquidation Proceeding.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or any Paying Agent or the Holder of any Note shall have received any payment from or distribution of assets of a Guarantor or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Guarantee, whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Guarantor being subordinated to the payment of the Guarantee, before all Senior Indebtedness (whether or not due) is paid in full, then and in such event such payment or distribution shall be received and held in trust by the Trustee, any such Paying Agent or Holder for and shall be paid over to the holders of Senior Indebtedness (to the extent necessary to pay in full all such Senior Indebtedness, whether or not due) after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

      The Company and each Subsidiary Guarantor and the Guarantor shall give prompt written notice to the Trustee of any Insolvency or Liquidation Proceeding with respect to any such Guarantor.

      SECTION 14.4. HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR
                    INDEBTEDNESS.

      After all amounts payable under or in respect of Senior Indebtedness (whether or not due) are paid in full, the Holders shall be subrogated (without any duty on the part of the holders of Senior Indebtedness to warrant, create, effectuate, preserve or protect such subrogation), to the extent of the payment or distributions made to the holders of Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all other indebtedness of any Guarantor which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as the Guarantee are so subordinated and subject in right of payment and which is entitled to like rights and subrogation), to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness, until the principal of and interest on the Notes shall be paid in full. For the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article, which otherwise would have been made to the Holders shall, as between any Guarantor and the Holders, be deemed to be payment by any Guarantor to or on account of the Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      SECTION 14.5. GUARANTEE UNCONDITIONAL.

      Nothing contained in this Article or elsewhere in this Indenture or in any Guarantee is intended to or shall impair, as between any Guarantor and the Holders, the Guarantee, which is absolute and unconditional, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of a Guarantor, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Indebtedness in respect of cash, property or securities of any Guarantor received upon the exercise of any such remedy. Upon any distribution of assets of any Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency or Liquidation Proceedings is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      SECTION 14.6. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN
                    ABSENCE OF NOTICE.

      The Trustee or any Paying Agent (other than the Company) shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or such Paying Agent unless and until the Trustee or any Paying Agent shall have received written notice thereof from the Company or a Guarantor or from one or more holders of Senior Indebtedness or from any Representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 6.1, shall be entitled in all respects conclusively to assume that no such fact exists. Nothing in this Section is intended to or shall relieve any Holder from the obligations imposed under Sections 14.2 and 14.3 with respect to money or other distributions received in violation of the provisions thereof.

      SECTION 14.7. APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

      All money and U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 4.1 shall be for the sole benefit of the Holders and shall not be subject to this Article. Otherwise, any deposit of assets by any Guarantor pursuant to the Guarantee with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of this Article; provided that, if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Note) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 14.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The preceding sentence shall be construed solely for the benefit of the Trustee and each Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.

      SECTION 14.8. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF
                    GUARANTORS OR HOLDERS OF SENIOR INDEBTEDNESS.

      No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions in this Article shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with any Guarantor, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

      SECTION 14.9. HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF
                    NOTES.

      Each Holder of Notes by his acceptance thereof (i) authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and to protect the rights of the Holders pursuant to this Indenture, and
(ii) appoints the Trustee his attorney-in-fact for such purpose, including in the event of any Insolvency or Liquidation Proceeding with respect to any Guarantor, the timely filing of a claim of the unpaid balance of his Notes pursuant to Guarantee in the form required in said proceeding and the causing of such claim to be approved. If the Trustee shall not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their Representative shall have the right to file an appropriate claim for and on behalf of the Holders. Nothing herein contained shall be deemed to authorize the Trustee or any Holder of Senior Indebtedness or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes, the Guarantee or the rights of any Holder, or to authorize the Trustee or any holder of Senior Indebtedness or their Representative to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 14.10. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

      The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      SECTION 14.11. PAYMENT.

      A payment pursuant to the Guarantee with respect to a Note or with respect to principal of or interest on a Note shall include, without limitation, payment of principal of (and premium, if any) and interest on any Note, any depositing of funds under Article 10, any payment on account of any mandatory or optional repurchase or redemption of any Note (including payments pursuant to Section 10.11, Section 10.16 or 10.17) and any payment or recovery on any claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the offer, sale or purchase of any Note, provided that any such payment, deposit, other payment or recovery (i) not prohibited pursuant to this Article at the time actually made shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter and (ii) made by or from any Persons other than any Guarantor shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter except to the extent such Person recovers any such amount paid from any such Guarantor whether pursuant to rights of indemnity, rescission or otherwise.

      SECTION 14.12. ARTICLE 14 NOT TO PREVENT EVENTS OF DEFAULT.

      The failure of any Guarantor to make a payment by reason of any provision of this Article 14 shall not be construed as preventing the occurrence of a Default or Event of Default under Section 5.1 or in any way preventing the Holders from exercising any rights hereunder, other than the right to receive payment in respect of the Guarantee

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                          MONTEREY MANAGEMENT, INC., an Arizona
                                          corporation



                                          By  /s/  William W. Cleverly
                                              -------------------------------
                                              William W. Cleverly, President

                                          BANK ONE, ARIZONA, NA,
                                          as Trustee



                                          By  /s/  D D Melendez
                                             --------------------------------
                                             Vice President

                                          GUARANTOR:

                                          MONTEREY HOMES CORPORATION, an Arizona
                                          corporation



                                          By  /s/  William W. Cleverly
                                              -------------------------------
                                              William W. Cleverly, President

STATE OF ARIZONA         )
                         )ss.
County of Maricopa       )

      On this 14th day of October, 1994, before me, a Notary Public in and for said county and state, personally appeared WILLIAM W. CLEVERLY to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the President of MONTEREY MANAGEMENT, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 14th day of October,1994.


                                             /s/  Michele L. Fairbank
                                             --------------------------------
                                                  Notary Public  exp 5-2-98

(Seal)

STATE OF ARIZONA         )
                         )ss.
County of MARICOPA       )

      On this 17th day of October, 1994, before me, a Notary Public in and for said county and state, personally appeared D D Melendez to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he/she is a Trust Officer of BANK ONE, ARIZONA, NA, one of the corporations described in and which executed the foregoing instrument; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and he/she acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 17th day of October, 1994.


                            /s/  Teresa Stombaugh
                            ----------------------------------------------------
                            Notary Public     My Commission Expires May 31, 1998

(Seal)

STATE OF ARIZONA         )
                         )ss.
County of Maricopa       )

      On this 14th day of October, 1994, before me, a Notary Public in and for said county and state, personally appeared WILLIAM W. CLEVERLY to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the President of MONTEREY HOMES CORPORATION, one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 14th day of October, 1994.


                                             /s/  Michele L. Fairbank
                                             --------------------------------
                                                  Notary Public

(Seal)

            FIRST SUPPLEMENTAL INDENTURE, dated as of September 9, 1996, among MONTEREY MANAGEMENT, INC., an Arizona corporation (the "Company"), having its principal office at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250, MONTEREY HOMES CORPORATION, an Arizona corporation (the "Guarantor") having its principal office at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250, Monterey Management-Tucson, Inc., an Arizona corporation, having its principal office at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250, Monterey Homes-Tucson Corporation, an Arizona corporation, having its principal office of 6613 North Scottsdale Road, Suite 200 Scottsdale, Arizona 85250, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), having its principal Corporate Trust Office at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0069, supplementing that certain Indenture, dated as of October 17, 1994 (as amended and supplemented from time to time, the "Indenture") between the Company, the Guarantor, and the Trustee.

                             RECITALS OF THE COMPANY

            The Company has heretofore executed and delivered to the Trustee the Indenture providing for the issuance of up to $8,000,000 in aggregate principal amount of its 13% Senior Subordinated Notes due 2001 (the "Notes").

            Section 9.2 of the Indenture permits a supplemental indenture to the Indenture to be entered into with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture, and the requisite consent of Holders of the Notes has been obtained for this First Supplemental Indenture.

            The Company, pursuant to the foregoing authority, proposes in and by this First Supplemental Indenture to modify the terms of the Indenture as provided herein.

            All things necessary to make this First Supplemental Indenture a valid agreement of the Company, the Guarantor, and the Trustee, and a valid supplement to the Indenture, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

            For and in consideration of the premises and the agreements set forth in this First Supplemental Indenture and intending to be legally bound hereby, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes as follows:

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

      Section 101. Definitions.

            (a) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings
            assigned to them in this Article and include the plural as well as the singular;

                  (2) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

                  (3) unless the context otherwise requires, any reference to an
            "Article" or a "Section " refers to an Article or a Section , as the case may be, of the Indenture; and

                  (4) the words "herein," "hereof" and "hereunder" and other words or similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section , or subdivision.

            (b) For all purposes of the Indenture and this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  "Homeplex" means Homeplex Mortgage Investments Corporation, a
            Maryland corporation.

                  "Homeplex Merger" means any transaction by which either (i)
            the Company and the Guarantor merge with and into Homeplex or (ii) the Company and the Guarantor become wholly-owned subsidiaries of Homeplex. The Homeplex Merger shall be deemed to constitute an initial public offering of the Company for all purposes of this Indenture, except that the Homeplex Merger shall not be deemed to constitute an initial public offering under Section 12.1 of the Indenture or the form of the Note in Section 2.4 of the Indenture to the extent relating to redemption of the Notes. For purposes of
            Section 10.15, the Homeplex Merger will be deemed to constitute an initial public offering of the Company of at least $5,000,000.

                  "Intercompany Mergers" means the merger of MMI into MM-TI, with MM-TI surviving, and the merger of MHC into MH-TC, with MH-TC surviving.


                  "MHC" means Monterey Homes Corporation, as Arizona
            corporation.

                  "MH-TC" means Monterey Homes-Tucson Corporation, an Arizona corporation.

                  "MMI" means Monterey Management, Inc., an Arizona corporation.

                  "MM-TI" means Monterey Management-Tucson, Inc., an Arizona corporation.

                  "Monterey Stockholders" means William W. Cleverly and Steven
            J. Hilton.

                  "Newco 1" means the corporation to which MM-TI will transfer or contribute all of its assets and its liabilities and obligations, including its liabilities and obligations under the Notes and the Indenture, pursuant to the Subsidiary Drop Downs.

                  "Newco 2" means the corporation to which MH-TC will transfer or contribute all of its assets and its liabilities and obligations, including its liabilities and obligations under the Notes and the Indenture, pursuant to the Subsidiary Drop Downs.

                  "Subsidiary Drop Downs" means (i) the transfer or contribution by MM-TI of all of its assets and its liabilities and obligations, including its liabilities and obligations under the Notes and the Indenture, to a newly formed, wholly-owned subsidiary (Newco 1) and
            (ii)
            the transfer or contribution by MH-TC of all of its assets and its liabilities and obligations, including its liabilities and obligations under the Notes and the Indenture, to a newly formed, wholly-owned subsidiary (Newco 2).


                                  ARTICLE TWO

                                  Amendments

      Section 201. Amendments to Indenture.

            (a)   Section 1.1 of the Indenture is hereby amended as follows:

                  (i) The definition of the term "Company" is hereby amended by adding the following at the end of such definition:

                  MM-TI will be deemed to be the Company for all purposes of the Indenture following the Intercompany Mergers and Newco 1 will be deemed to be the Company for all purposes of the Indenture following the Subsidiary Drop Downs.

                  (ii) The definition of the term "Guarantor" is hereby amended to read in its entirety as follows:

                  "Guarantor" means each of (i) MHC; (ii) MH-TC; (iii) Homeplex, but only at such time as (a) the Homeplex Merger has taken place and (b) Homeplex has executed and delivered to the Trustee an Acceptance substantially in the form attached hereto as Supplement A; (iv) Newco 2, following the Subsidiary Drop Downs; and (v) any entity that shall have become a successor corporation pursuant to the applicable provisions of this Indenture or that becomes a guarantor of the Notes in compliance with the provisions of Article 13 hereof, including, but not limited to, any Subsidiary Guarantor. Each reference herein to the Guarantor shall mean each and all of such Guarantors. If Homeplex shall become a Guarantor under the Indenture, all covenants and tests in the Indenture will thereupon apply to Homeplex but no retroactive application of such covenants and tests will be required from the date of issuance of the Notes to the date that Homeplex shall become a Guarantor.

                  (iii) The definition of the term "Permitted Company
            Refinancing Indebtedness" is hereby amended as follows:

                        (A) by adding the phrase "or Guarantor" after the phrase
                  "Permitted Company" in the first and twelfth lines thereof;
                  and

                        (B) by adding the phrase "or the Guarantor" after the
                  phrase "Indebtedness of the Company" in the first and in the second to third line thereof.

            (b) Section 10.2 of the Indenture is amended by adding a new paragraph (d) at the end of Section 10.2 to read in its entirety as follows:

                  (d) Notwithstanding anything to the contrary in this Section 10.2, after the effective date of the Homeplex Merger, if Homeplex shall have also executed and delivered to the Trustee the Acceptance in the form attached hereto as Supplement A and for so long as Homeplex is subject to the requirements of Section 13 or 15(d) of the Exchange Act, then the Company shall be deemed to have satisfied its obligations under this
                        Section 10.2 if Homeplex makes the requisite filings and mailings hereunder of copies of annual and quarterly reports and other reports and information that it files with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or furnishes to its stockholders pursuant to the Exchange Act.

            (c)   Section 10.9 of the Indenture is amended by:

                  (i) inserting the word "Tangible" after the word
            "Consolidated" in the ninth line of subsection (a) thereof;

                  (ii) inserting the phrase "or Guarantor" after the phrase
            "Permitted Company" in the second line of subsection (b) thereof;

                  (iii) inserting the phrase "or the Guarantor" in each of the following places:

                        (A) after the phrase "(ii) the Company" in the second
                  line of subsection (b) thereof;

                        (B) after the phrase "(iv) the Company" in the third
                  line of subsection (b) thereof;

                        (C) after the phrase "solely to the Company" in the
                  fourth line of subsection (b) thereof;

                        (D) after the phrase "Owned Subsidiary of the Company"
                  in the fifth line of subsection (b) thereof;

                        (E) after the word "Company" in the ninth line of
                  subsection (b) thereof; and

                        (F) replacing the word "received" in the ninth line of
                  subsection (b) thereof with the word "made."

            (d)   Section 10.10 of the Indenture is amended by:

                  (i) inserting the phrase "(other than any Restricted Payments made pursuant to any of subparagraphs (A), (B) or (C) of clause (iv) of subsection (b) below)" after the phrase "Issue Date" in the second line of clause (iii) of subsection (a) thereof;

                  (ii) adding the phrase "and the Guarantor" after the phrase
            "taxable years of the Company" in the first line of subparagraph (B) of clause (iv) of subsection (b) thereof; and

                  (iii) adding the phrase "and the Guarantor's" after the phrase
            "allocable to the Company's" in the third line of subparagraph (B) of clause (iv) of subsection (b) thereof.

            (e)   Section 10.11 of the Indenture in hereby amended by:

                  (i) adding the phrase "or the Guarantor (or their Subsidiary), as the case may be," after the phrase "the Company" in the first and third lines of subsection (b) thereof; and

                  (ii) deleting the words "by the Company" in the second line of subsection (c) thereof.

            (f) Section 10.13 of the Indenture is amended by inserting the phrase "(other than the Company to the extent it is a Subsidiary of a Guarantor and other than a Guarantor to the extent it is a Subsidiary of the Company or another Guarantor)" after the phrase "restriction on the ability of any Subsidiary" in the third line thereof.

            (g) Section 10.14 of the Indenture is amended by:

                  (i) inserting the phrase "(other than Permitted Business
            Investments)" after the phrase "make any Investment" in the third line thereof.

                  (ii) inserting the phrase "(w)" before the words "is pursuant to an employee incentive program "in the tenth line thereof;

                  (iii) inserting the phrase "(x)" before the words "is a
            transaction involving the sale or transfer of a completed housing unit" in the tenth and eleventh lines thereof;

                  (iv) inserting the phrase "(y)" before the words "is arm's length" in the fourteenth line thereof; and

                  (v) inserting the phrase "(z)" before the words "as a whole"
            in the fourteenth line thereof.

            (h) Section 10.15 of the Indenture is amended by deleting the words "pari passu or" in the second line thereof.

            (i)   Section 10.16 of the Indenture is amended by:

                  (i) adding the phrase "Except as provided in subsection (e)
            below," at the beginning of subsection (c) thereof; and

                  (ii) adding a new subsection (e) thereto to read in its
            entirety as follows:

                        (e) Notwithstanding anything to the contrary in this
                  Section 10.16, in the event that the Monterey Stockholders deliver a binding commitment to the Trustee to purchase Notes that are tendered to the Company for payment in connection with a Change of Control resulting from the Homeplex Merger, the Monterey Stockholders shall purchase all of the Notes tendered in response to a Change of Control Offer given as a result of the Homeplex Merger in the amount that would otherwise be payable by the Company under this Section 10.16 on the Change of Control Payment Date to pay such Notes (the "Purchase Price"). Each Monterey Stockholder will pay his prorated portion of the Purchase Price to the depository or Paying Agent not later than the Business Day prior to the Change of Control Payment Date. On the Change of Control Purchase Date, the Company will utilize such monies to purchase tendered Notes on behalf of the Monterey Stockholders, and, as soon as practicable thereafter, the Company will execute and the Trustee will authenticate and deliver to the Monterey Stockholders one or more new Notes with a principal amount equal to the principal amount of the Notes so purchased. Notes purchased by the Monterey Stockholders pursuant to this Section 10.16(e) will thereafter remain outstanding under this Indenture.

            (j) A new Section 10.19 is added to the Indenture to read in its entirety as follows:

                  Section 10.19.  Homeplex Offer to Purchase Notes

                  (a) If the Homeplex Merger shall have occurred, Homeplex will make an offer (the "Purchase Offer") to purchase all outstanding Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the date of purchase, such purchase to occur no later than eighteen (18) months following the effective date of the Homeplex Merger (the "Purchase Offer Payment Date"). The Purchase Offer shall be deemed to have commenced upon mailing of the notice described in the next succeeding paragraph and shall terminate twenty (20) Business Days after its commencement, unless a longer offering period is then required by law. On the Purchase Offer Payment Date, Homeplex shall purchase and mail or deliver payment for all Notes tendered in response to the Purchase Offer. If the Purchase Offer Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Notes pursuant to the Purchase Offer.

                  (b) Not later than thirty (30) Business Days preceding the Purchase Offer Payment Date, Homeplex (with notice to the Trustee), or the Trustee at Homeplex's request, will mail or cause to be mailed to all Holders of record of the Notes on the most recent practicable date prior to such mailing, a notice (the "Purchase Offer Notice"), containing all instructions and materials necessary to enable Holders to tender their Notes to Homeplex. The Purchase Offer Notice, which shall govern the terms of the Purchase Offer, shall state: (1) that the Purchase Offer is being made pursuant to this Section ; (2) the purchase price and the Purchase Offer Payment Date; (3) that any Note not tendered will continue to accrue interest; (4) that any Note accepted for payment pursuant to the Purchase Offer shall cease to accrue interest payable to the tendering Holder on the Purchase Offer Payment Date; (5) that Holders electing to have a Note purchased pursuant to the Purchase Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" (to be attached to such Purchase Offer Notice) completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to termination of the Purchase Offer; (6) that Holders will be entitled to withdraw their election if the Company, depository or Paying Agent, as the case may be, receives, not later than the expiration of the Purchase Offer, or such longer period as may be required by law, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased; and (7) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

                  (c) On the Purchase Offer Payment Date, Homeplex shall (i) accept for purchase Notes or portions thereof tendered pursuant to the Purchase Offer, (ii) deposit with the depository or Paying Agent, money sufficient to pay the purchase price of all Notes or portions thereof so tendered and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate identifying the Notes or portions thereof tendered to and accepted by Homeplex. The depository, the Company or the Paying Agent, as the case may be, shall promptly mail to the Holder of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. For purposes of this Section , the Trustee shall act as the Paying Agent.

                  (d) Homeplex, to the extent applicable and if required by law, will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and other federal and state securities laws, rules and regulations which may then be applicable to any offer by Homeplex to purchase the Notes at the option of the Holders hereunder.

                  (e) Notwithstanding anything to the contrary in this Section 10.19, Notes purchased by Homeplex pursuant to this Section
                  10.19 will thereafter remain outstanding under the Indenture.

            (k)   Section 13.2 of the Indenture is hereby amended as follows:

                  (i) by deleting the phrases "or the Guarantor," "the Guarantor or," "Guarantor's or," and "Guarantor or" wherever such terms appear in the first, second, fifth to sixth, ninth, twelfth, thirteenth, twentieth, twenty-fourth, twenty-seventh, twenty-ninth, and thirtieth lines thereof;

                  (ii) by deleting the phrase ", as the case may be," in the ninth to tenth lines thereof;

                  (iii) by inserting the phrase ", the Guarantor," after the phrase "than the Company" in the fourth line thereof; and

                  (iv) by inserting the phrase "or the Guarantor" after the phrase "a Subsidiary of the Company" in the sixth and seventh lines thereof.

            (l) Section 13.3 of the Indenture is hereby amended by deleting the phrase, "the Guarantor or" in the second line and the phrase "Guarantor or" in the seventh line thereof.

                                 ARTICLE THREE

                                 Miscellaneous

      Section 301. Miscellaneous.

                  (a) The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.

                  (b) The recitals contained herein shall be taken as statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness.

                  (c) Each of the Company, the Guarantor and the Trustee makes and reaffirms as of the date of execution of this First Supplemental Indenture all of its respective representations, covenants and agreements set forth in the Indenture as supplemented hereby.

                  (d) All covenants and agreements in this First Supplemental
            Indenture by the Company, the Guarantor or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

                  (e) Except as otherwise provided herein, the Indenture shall remain in full force and effect in accordance with its terms.

                  (f) This First Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture, and the Indenture, as supplemented hereby, shall be read, taken and construed as one and the same instrument.

                  (g) Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.


(SEAL)                              MONTEREY MANAGEMENT, INC.



                       By /s/ Larry W. Seay
                          -------------------------------
                       Name: Larry W. Seay
                       Title: CFO

(SEAL)                              MONTEREY HOMES CORPORATION



                                    By /s/ Larry W. Seay
                                       ------------------------------
                                    Name:  Larry W. Seay
                                    Title: CFO


(SEAL)                              MONTEREY MANAGEMENT-TUCSON, INC.



                                    By /s/ Larry W. Seay
                                       -------------------------------
                                    Name:  Larry W. Seay
                                    Title: CFO



(SEAL)                              MONTEREY HOMES-TUCSON CORPORATION


                                    By /s/ Larry W. Seay
                                       -------------------------------
                                    Name:  Larry W. Seay
                                    Title: CFO



(SEAL)                              NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Trustee


                                    By /s/ Raymond S. Haverstock
                                       -------------------------------
                                    Name:  Raymond S. Haverstock
                                    Title: Vice President

STATE OF ARIZONA        )
                        )ss.
County of Maricopa      )


      On the 10 day of September, 1996, before me personally came
Larry W. Seay, to me known, who, being by me duly sworn, did depose and say that he is the CFO of Monterey Management, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                    /s/ Anne M. Camuso
                                    --------------------------------
                                    Notary Public

My commission expires:

June 30, 1998
----------------------

                                             [seal]
STATE OF ARIZONA        )
                        )ss.
County of Maricopa      )


      On the 10 day of September, 1996, before me personally came
Larry W. Seay, to me known, who, being by me duly sworn, did depose and say that he is the CFO of Monterey Homes Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                    /s/ Anne M. Camuso
                                    ---------------------------------
                                    Notary Public


My commission expires:

June 30, 1998                                     [seal]
---------------------------

STATE OF ARIZONA        )
                        )ss.
County of Maricopa      )


      On the 10 day of September, 1996, before me personally came
Larry W. Seay, to me known, who, being by me duly sworn, did depose and say that he is the CFO of Monterey Management - Tucson, Inc., one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.


                                    /s/ Anne M. Camuso
                                    --------------------------------------
                                    Notary Public

My commission expires:

June 30, 1998
                                                [SEAL]


STATE OF ARIZONA        )
                        )ss.
County of Maricopa      )


      On the 10 day of September, 1996, before me personally came
Larry W. Seay, to me known, who, being by me duly sworn, did depose and say that he is the CFO of Monterey Homes - Tucson Corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.


                                    /s/ Anne M. Camuso
                                    ------------------------------
                                    Notary Public


My commission expires:

June 30, 1998                                  [SEAL]

STATE OF MINNESOTA                  )
                                    )ss.
County of Hennepin                  )


      On the 11th day of September, 1996, before me personally came
Raymond S. Haverstock, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Norwest Bank Minnesota, National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                    /s/ Theresa M. Stelter
                                    --------------------------------
[SEAL]                                       Notary Public
                                    My commission expires 1-31-2000

                                 SUPPLEMENT A


                                  ACCEPTANCE

      Homeplex Mortgage Investments Corporation, a Maryland corporation ("Homeplex"), hereby agrees that it shall be a "Guarantor" of the $8,000,000 aggregate principal amount of the 13% Senior Subordinated Notes due 2001 issued by Monterey Management, Inc., an Arizona corporation ("Monterey"), pursuant to the Indenture dated as of October 17, 1994 (as amended from time to time, the "Indenture") among Monterey, Monterey Homes Corporation, an Arizona corporation, and Norwest Bank Minnesota, National Association, as Trustee, and further agrees to assume all of the obligations of a Guarantor and to abide by and be subject to all of the terms and conditions of the Indenture that are imposed upon Guarantors.

      DATED this ____ day of ___________, 1996.

                                    HOMEPLEX MORTGAGE INVESTMENTS
                                    CORPORATION



                                    By __________________________
                                    Name: _______________________
                                    Title: ______________________

            SECOND SUPPLEMENTAL INDENTURE, dated as of September 11, 1996, among MONTEREY HOMES CONSTRUCTION II, INC. (formerly Monterey Management-Tucson, Inc.), an Arizona corporation ("Construction"), having its principal office at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250, MONTEREY HOMES ARIZONA II, INC. (formerly Monterey Homes-Tucson Corporation), an Arizona corporation ("Arizona"), having its principal office at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), having its principal Corporate Trust Office at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0069, supplementing that certain Indenture, dated as of October 17, 1994 (as heretofore amended by the First Supplemental Indenture dated as of September 9, 1996, the "Indenture").

                            RECITALS OF THE COMPANY

            The Company has heretofore executed and delivered to the Trustee the Indenture providing for the issuance of up to $8,000,000 in aggregate principal amount of its 13% Senior Subordinated Notes due 2001 (the "Notes").

            Monterey Management, Inc., an Arizona corporation and formerly the Company under the Indenture, has merged pursuant to Article 8 of the Indenture with and into Construction, with Construction surviving and becoming the successor Company under the Indenture.

            Monterey Homes Corporation, an Arizona corporation and formerly a Guarantor under the Indenture, has merged pursuant to Article 8 of the Indenture, with and into Arizona, with Arizona surviving and becoming a successor Guarantor under the Indenture.

            Section 8.1(1) of the Indenture requires that the corporation into which the Company and/or the Guarantor is merged, by indenture supplemental to the Indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all Notes and the performance of every covenant of the Indenture on the part of the Company and/or the Guarantor to be performed or observed.

            All things necessary to make this Second Supplemental Indenture a valid agreement of the Company, the Guarantor, and the Trustee, and a valid supplement to the Indenture, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

            For and in consideration of the premises and the agreements set forth in this Second Supplemental Indenture and intending to be legally bound hereby, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes as follows:

                                  ARTICLE ONE

                                  Assumption

      Section 101. Assumption of Obligations by Construction and Arizona.

                  (a) Construction by this Second Supplemental Indenture does hereby expressly assume, as required by Section 8.1(1) of the Indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all Notes and the performance of every covenant of the Indenture on the part of the Company to be performed or observed.

                  (b) Arizona by this Second Supplemental Indenture does hereby expressly assume, as required by Section 8.1(1) of the Indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all Notes and the performance of every covenant of the Indenture on the part of the Guarantor to be performed or observed.

                                  ARTICLE TWO

                                 Miscellaneous

      Section 201. Miscellaneous.

                  (a) The Trustee accepts the trusts created by the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.

                  (b) The recitals contained herein shall be taken as statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness.

                  (c) Each of the Company, the Guarantor, and the Trustee makes and reaffirms as of the date of execution of this Second Supplemental Indenture all of its respective representations, covenants, and agreements set forth in the Indenture as supplemented hereby.

                  (d) All covenants and agreements in this Second Supplemental
            Indenture by the Company, the Guarantor, or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

                  (e) Except as otherwise provided herein, the Indenture shall remain in full force and effect in accordance with its terms.

                  (f) This Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture, and the Indenture, as supplemented hereby, shall be read, taken, and construed as one and the same instrument.

                  (g) Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy, or claim under this Second Supplemental Indenture.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.


                                    MONTEREY HOMES CONSTRUCTION II, INC.



                                    By /s/ Larry W. Seay
                                       -----------------------------------------
                                    Name:  Larry W. Seay
                                    Title: CFO


                                    MONTEREY HOMES ARIZONA II, INC.



                                    By /s/ Larry W. Seay
                                       -----------------------------------------
                                    Name:  Larry W. Seay
                                    Title: CFO



                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Trustee


                                    By /s/ Raymond S. Haverstock
                                       -----------------------------------------
                                    Name:  Raymond S. Haverstock
                                    Title: Vice President

STATE OF ARIZONA        )
                        )s.
County of Maricopa      )


      On the 11 day of September, 1996, before me personally came
Larry W. Seay, to me known, who, being by me duly sworn, did depose and say that he is the CFO of Monterey Homes Construction II, Inc., one of the corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                    /s/ Anne M. Camuso
                                    --------------------------------------
                                    Notary Public

My commission expires:

June 30, 1998
                                               [SEAL]


STATE OF ARIZONA        )
                        )ss.
County of Maricopa      )


      On the 11 day of September, 1996, before me personally came
Larry W. Seay, to me known, who, being by me duly sworn, did depose and say that he is the CFO of Monterey Homes Arizona II, Inc., one of the corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                    /s/ Anne M. Camuso
                                    -----------------------------------
                                    Notary Public


My commission expires:

June 30, 1998                                  [SEAL]

STATE OF MINNESOTA                  )
                                    )ss.
County of Hennepin                  )


      On the 12TH day of September, 1996, before me personally came
Raymond S. Haverstock, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Norwest Bank Minnesota, National Association, one of the corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                    /s/ Theresa M. Stelter
                                    --------------------------------
[SEAL]                                       Notary Public
                                    My commission expires 1-31-2000